UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☒  Preliminary Proxy Statement
  ☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  ☐  Definitive Proxy Statement
  ☐  Definitive Additional Materials
  ☐  Soliciting Material under §240.14a-12
ATHIRA PHARMA, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
 ☒  No fee required
  ☐  Fee paid previously with preliminary materials
  ☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

April [•], 2025
Dear Fellow Stockholders:
We are pleased to invite you to attend the 2025 annual meeting of stockholders (together with any postponement, adjournments or other delays thereof, the “Annual Meeting”) of Athira Pharma, Inc. (the “Company”). The Annual Meeting will be held on May 29, 2025, at 8:00 a.m., Pacific Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/ATHA2025, where you will be able to listen to the meeting live, submit questions and vote online.
The attached formal meeting notice and proxy statement contain details of the business to be conducted at the Annual Meeting.
Your vote is important. Whether or not you attend the Annual Meeting virtually, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to vote and submit your proxy promptly via the internet, telephone or mail.
On behalf of our board of directors, we would like to express our appreciation for your continued support of and interest in the Company.
Sincerely,

Mark J. Litton, Ph.D.
President and Chief Executive Officer
Athira Pharma, Inc.

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

NOTICE OF 2025
Annual Meeting
of Stockholders
Meeting Date:

May 29, 2025

Meeting Time:

8:00 a.m., Pacific Time

Meeting Location:

The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholder meeting.com/ATHA2025, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

Record Date :

April 4, 2025

TO OUR STOCKHOLDERS,
You are cordially invited to attend the annual meeting of stockholders virtually (together with any postponement, adjournments or other delays thereof, the “Annual Meeting”) of Athira Pharma, Inc. (the “Company”).

1
To elect three Class II directors of the Company, each to serve for a term of three years and until his respective successor is elected and qualified, or until his earlier death, resignation or removal.

2	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025.
3	To approve proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.
4	To transact other business that may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”).
The Notice of Internet Availability, containing instructions on how to access our proxy statement, notice of Annual Meeting, form of proxy and our annual report, is first being sent or given on or about April [•], 2025 to all stockholders entitled to vote at the Annual Meeting. The Notice of Internet Availability provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials and our annual report can be accessed as of April [•], 2025 by visiting www.proxyvote.com. All you have to do is enter the control number located on your proxy card.
Only stockholders of record as of April 4, 2025 are entitled to notice of and to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to schedule an appointment by calling (425) 620-8520 or writing to Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary.
If your shares of common stock are held in a brokerage account or by a broker, bank or other nominee (i.e., your shares are held beneficially in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by completing the voting instruction form and returning it to your broker, bank or other nominee for your shares to be voted. We recommend that you instruct your broker, bank or other nominee to vote your shares using the voting instruction form. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.
Whether or not you plan to attend the virtual Annual Meeting, we urge you to submit your proxy via the internet or telephone or by mail as soon as possible.

Your Vote Is Important
Whether or not you plan to attend the virtual Annual Meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

Mark J. Litton, Ph.D.
President and Chief Executive Officer
Athira Pharma, Inc.
Bothell, Washington
April [•], 2025

Important Notice Regarding the availability of proxy materials for the Annual Meeting to be held on May 29, 2025.

The proxy statement, the accompanying proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available free of charge at www.proxyvote.com. Information on this website, other than this proxy statement, is not a part of this proxy statement. Please sign, date and promptly return the proxy card, or submit your proxy and voting instructions over the Internet or by telephone by following the instructions on the proxy card, so that you may be represented at the Annual Meeting.

The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement, including the appendices, carefully and in their entirety.

2025 PROXY STATEMENT

Vote Required	25
Board Recommendation	25
REPORT OF THE AUDIT COMMITTEE	26
PROPOSAL NO. 3: APPROVAL OF PROPOSED AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND REDUCE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	27
Proposed Amendments to the Amended and Restated Certificate of Incorporation	27
Reasons for the Reverse Stock Split	27
Reasons for the Reduction in the Authorized Number of Shares of Common Stock	28
Certain Risks Associated with a Reverse Stock Split	29
Principal Effects of the Reverse Stock Split and the Authorized Share Reduction	30
Effect On Equity Compensation Plans, Outstanding Options and RSUs	31
Accounting Matters	31
Mechanics of the Reverse Stock Split	31
Procedure for Implementing the Reverse Stock Split	32
No Appraisal Rights	33
Material U.S. Federal Income Tax Considerations of the Reverse Stock Split	33
Vote Required	35
Board Recommendation	35
EXECUTIVE OFFICERS	36
Executive Officers	36
EXECUTIVE COMPENSATION	39
Processes and Procedures for Compensation Decisions	39
Executive Compensation	39
2023-2024 Summary Compensation Table	40
Outstanding Equity Awards at December 31, 2024	41
Executive Employment Arrangements	42
Change in Control and Severance Agreements	43
Equity Awards	45
Equity Incentive Plans	46
Clawback Policy	46
Executive Incentive Compensation Plan	47
Equity Granting Practices	48

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

FOR 2025 ANNUAL MEETING
Proxy Statement
Summary
Meeting Date:

May 29, 2025

Meeting Time:

8:00 a.m., Pacific Time

Meeting Location:

The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholder meeting.com/ ATHA2025, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

VOTING MATTERS
Proposal		Board Recommendation	Page Reference
1	To elect three Class II directors of the Company, each to serve for a term of three years and until his respective successor is elected and qualified, or until his earlier death, resignation or removal.	“FOR” the election of each Class II director nominee named	23
2	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025.	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025	24
3	To approve proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.	“FOR” the approval of proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock	27
4	To vote on any other matters that may properly come before the Annual Meeting.	—	—

The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about April [•], 2025 to all stockholders of record as of April 4, 2025.
Athira Pharma, Inc.	1	2025 Proxy Statement

PROXY STATEMENT
For 2025 Annual Meeting of Stockholders
To be Held at 8:00 a.m., Pacific Time, on May 29, 2025
The board of directors of Athira Pharma, Inc., a Delaware corporation (“we,” “us,” “our,” the “Company” or “Athira”), is soliciting proxies to be used at our 2025 annual meeting of stockholders (together with any postponement, adjournment or continuation thereof, the “Annual Meeting”). The Annual Meeting will be held on May 29, 2025, at 8:00 a.m., Pacific Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/ATHA2025, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.
The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about April [•], 2025 to all stockholders of record as of April 4, 2025. The proxy materials and our annual report can be accessed as of April [•], 2025 by visiting www.proxyvote.com. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
WHY AM I RECEIVING THESE MATERIALS?
This proxy statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting.
Your vote is very important. Whether or not you attend the virtual Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to vote and submit your proxy promptly via the internet, telephone or mail. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.
WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?
The following proposals will be voted on at the Annual Meeting:
•
Proposal No. 1: the election of three nominees as Class II directors of the Company, each to hold office for a term of three years and until his respective successor is elected and qualified, or until his earlier death, resignation or removal.

•	Proposal No. 2: the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025.
•
Proposal No. 3: the approval of proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.

•	Proposal No. 4: any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
Athira Pharma, Inc.	2	2025 Proxy Statement

For 2025 Annual Meeting of Stockholders
As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THESE PROPOSALS?
Our board of directors recommends that you vote your shares:
•	“FOR” the election of each Class II director nominee named in this proxy statement (Proposal No. 1) (which nominees are Joseph Edelman, John M. Fluke, Jr., and Grant Pickering).
•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (Proposal No. 2).
•
“FOR” the approval of proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock (Proposal No. 3).

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
Holders of our common stock as of the close of business on April 4, 2025, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were [•] shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors. We do not have any outstanding shares of preferred stock.
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Inc., then you are considered the stockholder of record with respect to those shares, and this Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your proxy directly to the individuals listed on the proxy card or to vote by ballot at the Annual Meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.” Only stockholders of record as of April 4, 2025 are entitled to notice of and to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to schedule an appointment by calling (425) 620-8520 or writing to Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary.
Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Beneficial owners are also invited to attend the virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares directly at the Annual Meeting unless you follow the procedures for obtaining a legal proxy from your broker, bank or other nominee. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction card for you to use. Throughout this proxy statement, we refer to these holders as “street name stockholders.”
HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH PROPOSAL?
•
Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of a WITHHOLD vote or a broker non-vote, will have no effect on the outcome of the election.

•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting

Athira Pharma, Inc.	3	2025 Proxy Statement

For 2025 Annual Meeting of Stockholders
on this proposal. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.
•
Proposal No. 3: The approval of proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock must receive the affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively, in accordance with Section 242(d)(2) of the Delaware General Corporation Law (the “DGCL”). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?
A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws (the “Bylaws”) and Delaware law. The presence, including virtually or by proxy, of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, withheld votes and broker non-votes, if any, are counted as present and entitled to vote for purposes of determining a quorum. Whether or not a quorum exists, the chairperson of the meeting may adjourn the meeting to another time or place.
HOW DO I VOTE AND WHAT ARE THE VOTING DEADLINES?
Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:
WAYS TO VOTE:

Online	By Phone	Virtually	By Mail
By internet following the instructions using the control number provided on your proxy card.	By telephone using the numbers provided on your proxy card.	By attending the Annual Meeting virtually by visiting www.virtualshareholdermeeting. com/ATHA2025, where you can vote during the meeting.	By signing, dating and returning your proxy card following the instructions on your proxy card. Your proxy card must be received prior to the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. You must follow the instructions provided by your broker, bank or other nominee in order to instruct them on how to vote your shares. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, then you may not vote your shares by ballot at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED OR FAIL TO PROVIDE TIMELY DIRECTIONS TO MY BROKER, BANK OR OTHER NOMINEE?
Stockholder of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
•	“FOR” the election of each Class II director nominee named in this proxy statement;
•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
Athira Pharma, Inc.	4	2025 Proxy Statement

For 2025 Annual Meeting of Stockholders
•	“FOR” the approval of proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.
In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.
Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our routine matters: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 and the proposal to amend our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our routine matters, but is not able to vote your shares on non-routine matters, then those shares will be treated as broker non-votes with respect to non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:
•	entering a new vote by internet or telephone (subject to the applicable deadlines for each method as set forth above);
•	completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting;
•
delivering a written notice of revocation to our corporate secretary at Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary, which must be received prior to the Annual Meeting; or

•	attending virtually and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.
WHAT DO I NEED TO DO TO ATTEND THE ANNUAL MEETING?
We will be hosting the Annual Meeting via live webcast only. You will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/ATHA2025. To participate in the Annual Meeting, you will need the control number included on your proxy card. The Annual Meeting webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.
HOW CAN I GET HELP IF I HAVE TROUBLE CHECKING IN OR LISTENING TO THE ANNUAL MEETING ONLINE?
If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.
WHAT IS THE EFFECT OF GIVING A PROXY?
Proxies are being solicited by and on behalf of our board of directors. Mark Litton, our president and chief executive officer, Robert Renninger, our senior vice president, finance and accounting, and Mark Worthington, our general counsel, chief compliance officer and corporate secretary, have been designated as proxy holders for the Annual Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy card is dated and signed but no specific instructions are given, then the shares will be voted in accordance with the recommendation of our board of directors. If any other matters are properly brought before the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares.
Athira Pharma, Inc.	5	2025 Proxy Statement

For 2025 Annual Meeting of Stockholders
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.
HOW CAN I CONTACT ATHIRA’S TRANSFER AGENT?
You may contact our transfer agent, Computershare Inc., by telephone at (800) 736-3001, or by writing Computershare Inc.,
P.O. Box 43006, Providence, RI 02940-3078. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the internet at www.computershare.com/investor.
HOW ARE PROXIES SOLICITED FOR THE ANNUAL MEETING AND WHO IS PAYING FOR SUCH SOLICITATION?
Our board of directors is soliciting proxies for use at the Annual Meeting by means of these proxy materials. By signing, dating and returning the proxy card, or by submitting your proxy over the internet or by telephone using the instructions found on the proxy card, you are authorizing the persons named as proxies to vote your shares at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the board of directors by the Company’s directors, director nominees, and certain executive officers and other employees of the Company.
The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their proxies. The Company has retained the services of Innisfree M&A Incorporated to assist in soliciting proxies from the Company’s stockholders for a fee of $15,000 plus reimbursement of reasonable expenses. In addition to soliciting the proxies by mail and the internet, certain of the Company’s directors, officers and employees, without compensation, may solicit proxies personally or by telephone, facsimile and e-mail.
We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of Athira’s proxy materials. Copies of our solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We will disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, then we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY INSTEAD OF A FULL SET OF PROXY MATERIALS?
In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce our costs and the environmental impact of our annual meetings.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY?
If you receive more than one Notice of Internet Availability, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability to ensure that all of your shares are voted.
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For 2025 Annual Meeting of Stockholders
I SHARE AN ADDRESS WITH ANOTHER STOCKHOLDER, AND WE RECEIVED ONLY ONE PAPER COPY OF THE PROXY MATERIALS. HOW MAY I OBTAIN AN ADDITIONAL COPY OF THE PROXY MATERIALS?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we can deliver a single copy of the Notice of Internet Availability to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, stockholders may contact us at the following address and telephone number:
Athira Pharma, Inc.
Attention: Investor Relations
18706 North Creek Parkway, Suite 104
Bothell, Washington 98011
Tel: (425) 620-8501
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
If a stockholder would like us to consider including a proposal in our proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then the proposal must be received by our corporate secretary at our principal executive offices on or before [•]. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Athira Pharma, Inc.
Attention: Corporate Secretary
18706 North Creek Parkway, Suite 104
Bothell, Washington 98011
The Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before next year’s annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in the Bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:
•	no earlier than 8:00 a.m., Eastern time, on [•]; and
•	no later than 5:00 p.m., Eastern time, on [•].
If we hold our 2026 annual meeting more than 25 days before or after the one-year anniversary of this year’s Annual Meeting, then such written notice must be received by our corporate secretary at our principal executive offices:
•	no earlier than 8:00 a.m., Eastern time, on the 120th day prior to the day of our 2026 annual meeting, and
•
no later than 5:00 p.m., Eastern time, on the later of the 90th day prior to the day of the 2026 annual meeting and, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

Athira Pharma, Inc.	7	2025 Proxy Statement

For 2025 Annual Meeting of Stockholders
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

Board Recommendation
The Board of Directors unanimously recommends voting “FOR” the election of each of the Board of Directors’ nominees on Proposal No. 1 (which nominees are Joseph Edelman, John M. Fluke, Jr., and Grant Pickering), “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 on Proposal No. 2, and “FOR” the approval of proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.

Athira Pharma, Inc.	8	2025 Proxy Statement

Board of Directors and
Corporate Governance
COMPOSITION OF THE BOARD OF DIRECTORS
Our board of directors currently consists of eight directors, seven of whom are independent under the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Our board of directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.
The following table sets forth the names, ages as of April 4, 2025, and certain other information for each of our directors and director nominees:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
NOMINEES FOR DIRECTOR
Joseph Edelman(1)	II	69	Director	2020	2025	2028
John M. Fluke, Jr.(2)	II	82	Director	2021	2025	2028
Grant Pickering(3)	II	57	Director	2022	2025	2028
CONTINUING DIRECTORS
Kelly A. Romano(2)(4)	III	63	Chairwoman of the Board of Directors	2020	2026	—
James A. Johnson(3)(5)(6)	III	68	Director	2020	2026	—
Barbara Kosacz(1)(7)	I	67	Director	2021	2027	—
Mark Litton, Ph.D.	I	57	President, Chief Executive Officer and Director	2021	2027	—
Michael Panzara, M.D., M.P.H.(1)(8)	I	58	Director	2022	2027	—

(1)	Member of our nominating and corporate governance committee.
(2)	Member of our audit committee.
(3)	Member of our compensation committee.
(4)	Chairwoman of our nominating and corporate governance committee.
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Board of Directors and Corporate Governance
(5)	Chairman of our audit committee.
(6)	Member of our compliance committee.
(7)	Chairwoman of our compensation committee.
(8)	Chairman of our compliance committee.

Board Recommendation
The Board of Directors unanimously recommends voting “FOR” the election of each of the Board of Directors’ nominees on Proposal No. 1 (which nominees are Joseph Edelman, John M. Fluke, Jr., and Grant Pickering).

NOMINEES FOR DIRECTOR

Joseph Edelman
AGE: 69 DIRECTOR SINCE: MAY 2020

Joseph Edelman has served on our board of directors since May 2020. Mr. Edelman is the founder and chief executive officer of Perceptive Advisors, a hedge fund that specializes in investing in biotechnology stocks, and serves on the board of directors of Perceptive Capital Solutions Corp. He founded Perceptive Advisors in 1999, aiming to support progress in the life sciences industry by identifying opportunities and directing financial resources toward the most promising technologies in modern healthcare. Mr. Edelman earned an M.B.A. from the Leonard N. Stern School of Business at New York University in 1986 and a B.A., magna cum laude, in psychology from the University of California San Diego in 1978. We believe that Mr. Edelman’s experience as a board member and investor in many successful biotechnology companies qualifies him to serve on our board of directors.

John M. Fluke, Jr.
AGE: 82 DIRECTOR SINCE: DECEMBER 2014

John M. Fluke, Jr. has served on our board of directors since December 2014. Mr. Fluke is chairman of Fluke Capital Management, L.P., which he founded in 1976, and was chairman and chief executive officer of the John Fluke Manufacturing Co. until 1990. Mr. Fluke previously served on the boards of PACCAR Inc., CellCyte Genetics Corporation, Cell Therapeutics, Primus International, and American Seafoods Group. Mr. Fluke is a current trustee of the Greater Seattle Chamber of Commerce (formerly serving as its chairman), and previously served as chairman of the Washington State China Relations Council and a trustee emeritus of the Museum of Flight. He also previously served as chairman of the Washington Technology Center at the University of Washington, which is an organization responsible for managing technology transfers from public universities in Washington state to the private sector for commercialization. Mr. Fluke has also served as chairman of the trustees of Junior Achievement of Washington and president of the Seattle Council of Boy Scouts of America. Mr. Fluke earned an M.S. in electrical engineering from Stanford University in 1966 and a B.S. in electrical engineering from the University of Washington in 1964. We believe that Mr. Fluke’s extensive leadership experience and background as an investor in many successful companies qualifies him to serve on our board of directors.

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Board of Directors and Corporate Governance

Grant Pickering
AGE: 57 DIRECTOR SINCE: JANUARY 2022

Grant Pickering has served on our board of directors since January 2022. Mr. Pickering co-founded and serves as chief executive officer and as a member of the board of directors at Vaxcyte, Inc., a publicly traded biotechnology company, since November 2013. Mr. Pickering also served as strategic advisor at Atreca, Inc., a publicly traded biotechnology company, from May 2013 to April 2015. Prior to joining Vaxcyte, Mr. Pickering was chief executive officer of Mymetics Corporation, a publicly traded biotechnology company. Prior to that, Mr. Pickering served as executive-in-residence at Kleiner Perkins, a venture capital firm, while serving as the chief executive officer and as a member of the board of directors at Juvaris BioTherapeutics, Inc., a biopharmaceutical company. Prior to that he served as senior vice president of operations of Dendreon Corporation, a publicly traded biotechnology company. Mr. Pickering earned an M.B.A. from Georgetown University in 1997 with high honors and a B.S. in marketing from Penn State University in 1989. We believe that Mr. Pickering’s experience in the healthcare, biopharmaceutical, and biotechnology industries qualifies him to serve on our board of directors.

CONTINUING DIRECTORS

Kelly A. Romano
AGE: 63 DIRECTOR SINCE: DECEMBER 2020

Kelly A. Romano has served as chairwoman of our board of directors since August 2021 and as a member of our board of directors since December 2020. Ms. Romano brings over 30 years of executive operating experience with technology companies, with a background in commercial buildings and aerospace. Ms. Romano is the chief executive officer of BlueRipple Capital, LLC, a consultancy firm she founded in May 2018. Ms. Romano previously served as an operating partner at AE Industrial Partners, a private equity firm focused on aerospace and industrial investments, from August 2020 to July 2023. Ms. Romano has also served on the Executive Advisory Board at Gryphon Investors, a middle-market private equity firm, since December 2016. Previously, she spent 32 years working at United Technologies Corp. (UTC) and held a number of senior executive global positions, including president of Intelligent Building Technologies in UTC Building & Industrial Systems and president of Building Systems & Services at Carrier Corporation. Ms. Romano is also a member of several boards of directors, including UGI Corporation, Dorman Products, Inc., and Potter Global Technologies. Ms. Romano earned a B.S. in business administration from the State University of New York at Buffalo, an M.B.A. from Syracuse University, and is a graduate of the Northwestern University Kellogg School of Management’s Corporate Board Governance Executive Program, as well as senior executive programs at Darden School of Management, University of Virginia. We believe that Ms. Romano’s executive operating experience and aptitude for understanding growing companies qualifies her to serve on our board of directors.

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Board of Directors and Corporate Governance

James A. Johnson
AGE: 68 DIRECTOR SINCE: AUGUST 2020

James A. Johnson has served on our board of directors since August 2020. Mr. Johnson previously served as the chief financial officer of Nohla Therapeutics, a cell therapy company, from January 2018 to August 2019. Prior to Nohla, Mr. Johnson served as the chief financial officer of NanoString Technologies, a provider of life science tools for translational research and molecular diagnostics, from October 2012 to December 2017. During his tenure as chief financial officer at NanoString, Mr. Johnson oversaw strategic and corporate finance activities from private stage through the company’s initial public offering and additional rounds of financing, marking the third initial public offering in his career as a chief financial officer. Prior to joining NanoString, Mr. Johnson served as chief financial officer of Relypsa, Inc., a clinical-stage biopharmaceutical company. Prior to Relypsa, Mr. Johnson served for nearly 10 years as chief financial officer of ZymoGenetics, Inc., until the company was acquired by Bristol-Myers Squibb in October 2010. Previously, he served for seven years as chief financial officer of Targeted Genetics Corporation (renamed Armata Pharmaceuticals) and as Vice President of Finance at Immunex Corporation during its evolution from product development to commercial operations. Mr. Johnson received a B.A. in business administration from the University of Washington in 1979. We believe that Mr. Johnson’s depth of experience in the biopharmaceuticals industry, including as chief financial officer of a number of publicly traded biopharmaceutical companies, qualifies him to serve on our board of directors.

Barbara Kosacz
AGE: 67 DIRECTOR SINCE: MARCH 2021

Barbara Kosacz has served on our board of directors since March 2021. Ms. Kosacz served as chief operating officer and general counsel at Kronos Bio, Inc., a clinical-stage biopharmaceutical company, from July 2020 until February 2024, where she continues to serve as a strategic business development advisor. Prior to joining Kronos Bio, Ms. Kosacz was a partner at Cooley LLP from November 1997 to December 2000, and again from November 2002 until July 2020, where she led the international life sciences practice. Ms. Kosacz has more than 25 years of experience in counseling clients in the life sciences arena, ranging from early stage startups to larger public companies, venture funds, investment banks, and non-profit institutions. She has served as a member of the BIO Emerging Companies’ Section Governing Board, the Board of Trustees of the Keck Graduate Institute, the business advisory board of Locust Walk Partners, and as a speaker at multiple life sciences-related conferences, as well as guest lecturer at the University of California, Berkeley, Stanford University, Columbia University, and the University of Pennsylvania about biotechnology law, biotech business models, corporate partnering negotiations and deal structures, and bioethics. Recognized by Best Lawyers in America since 2008 and most recently as Biotechnology Lawyer of the Year in 2018, Ms. Kosacz was listed as a “leading lawyer” for healthcare and life sciences in the 2018 Legal 500, as a “Band 1” attorney in the 2018 edition of Chambers USA: America’s Leading Lawyers for Business and recognized as a “highly recommended transactions” lawyer by IAM Patent 1000 for her “nearly three decades advising diverse companies in the industry at a deeply strategic and commercial level and overseeing their most complex and profitable deals.” Ms. Kosacz is a member of the board of directors of XOMA Corp., a public biotechnology royalty aggregation company, and a member of the board of directors of the Scripps Research Institute and served as a member of the board of directors of Phoenix Biotech Acquisition Corp., a blank check company formed for the purpose of acquiring or merging with one or more businesses, from October 2021 to February 2024. Ms. Kosacz received her B.A. from Stanford University and her J.D. from the University of California, Berkeley School of Law. We believe that Ms. Kosacz’s extensive experience as an advisor to life sciences companies qualifies her to serve on our board of directors.

Athira Pharma, Inc.	12	2025 Proxy Statement

Board of Directors and Corporate Governance

Mark Litton
AGE: 57 DIRECTOR SINCE: OCTOBER 2021

Mark Litton, Ph.D., has served as our president and chief executive officer and member of our board of directors since October 2021 and previously served as our chief operating officer since July 2019. Prior to joining us, Dr. Litton served as the president and chief operating officer of Alpine Immune Sciences, Inc., a publicly traded biotechnology company, from August 2018 to April 2019. Dr. Litton served as the chief business officer, treasurer, and secretary from 2004 to 2018 of Alder BioPharmaceuticals, Inc., a publicly traded biopharmaceutical company co-founded by Dr. Litton in 2004, which was acquired by Lundbeck A/S in October 2019. From 1999 to 2004, Dr. Litton served as vice president of business development for Celltech Group, where he was responsible for securing, commercializing, and partnering on numerous novel discoveries and therapeutic programs. In 1999, Dr. Litton joined Celltech Group as an employee of Chiroscience Group plc and was later promoted to vice president of business development after Chiroscience’s merger with Celltech Group in 1999. From 1997 to 1999, Dr. Litton served as the manager of business development for Ribozyme Pharmaceuticals Inc. (now Sirna Therapeutics, Inc.), a biopharmaceutical company and wholly owned subsidiary of Alnylam Pharmaceuticals, Inc., where he helped form relationships with Eli Lilly and Company, Roche Bioscience and GlaxoWellcome plc (now GlaxoSmithKline plc) a biopharmaceutical company. From 1991 to 1994, Dr. Litton served as a research associate for DNAX Research Institute, a research facility of Schering-Plough (now Merck & Co., a publicly traded pharmaceutical company). Dr. Litton earned a Ph.D. in immunology from Stockholm University in 1997, an M.B.A. from Santa Clara University in 1994 and a B.A. in biochemistry and molecular biology from the University of California Santa Cruz in 1990. We believe that Dr. Litton’s experience in the biopharmaceutical industry and the perspective and experience he brings as our chief executive officer qualifies him to serve on our board of directors.

Michael Panzara
AGE: 58 DIRECTOR SINCE: MARCH 2022

Michael Panzara, M.D., M.P.H., has served on our board of directors since March 2022. Dr. Panzara has served as chief medical officer at Neurvati Neurosciences, Inc., a Blackstone Life Sciences portfolio company, since October 2022. Previously, Dr. Panzara served as chief medical officer and head of therapeutics discovery and development at Wave Life Sciences Ltd., a publicly traded genetic medicines company, since May 2020, where he previously served as chief medical officer from November 2018 to May 2020 and as franchise lead of neurology from July 2016 to November 2018. Prior to joining Wave Life Sciences, Dr. Panzara served in various roles at Sanofi Genzyme, including most recently as head of multiple sclerosis, neurology and ophthalmology therapeutic area for global development. Dr. Panzara has held numerous other positions in the healthcare and biopharmaceutical industries, including vice president and chief medical officer in neurology at Biogen, and instructor in neurology at Harvard Medical School with clinical appointments at Brigham & Women’s Hospital and Massachusetts General Hospital. Dr. Panzara earned an M.P.H from Harvard School of Public Health in 2002, an M.D. from Stanford University School of Medicine in 1994, and a B.A. in biology from the University of Pennsylvania in 1989. We believe that Dr. Panzara’s extensive experience in the healthcare and biopharmaceutical industries qualifies him to serve on our board of directors.

Athira Pharma, Inc.	13	2025 Proxy Statement

Board of Directors and Corporate Governance
DIRECTOR INDEPENDENCE
Our common stock is listed on the Nasdaq Global Select Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that, other than Dr. Litton, none of our directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. Our board of directors also determined that Mr. Johnson, Mr. Fluke and Ms. Romano, who comprise our audit committee; Ms. Kosacz, Mr. Johnson and Mr. Pickering, who comprise our compensation committee; Ms. Romano, Ms. Kosacz, Mr. Edelman and Dr. Panzara, who comprise our nominating and corporate governance committee; and Dr. Panzara and Mr. Johnson, who comprise our compliance committee, satisfy applicable independence standards established by applicable SEC rules and the rules of Nasdaq. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
BOARD LEADERSHIP STRUCTURE
Ms. Romano serves as the independent chairwoman of the board of directors, and Dr. Litton serves as our president and chief executive officer. The roles of chief executive officer and chairperson of the board of directors are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our stockholders for the board of directors to make a determination regarding the separation or combination of these roles each time it elects a new chairperson or appoints a chief executive officer, based on the relevant facts and circumstances applicable at such time. Our board of directors has determined it is in the best interests of our stockholders to continue to maintain an independent chairperson to allow Dr. Litton to focus on his primary responsibility for the operational leadership and strategic direction of our company. Our corporate governance guidelines provide that if our board of directors does not have an independent chairperson, the board of directors will appoint a lead independent director.
Our independent chairperson sets the agenda and serves as the chairperson of meetings of our board of directors and of executive sessions of our non-executive directors, confers separately with management from time to time, and facilitates discussion among other board members as appropriate. The chairperson may also, when appropriate, act as spokesperson for the Company and perform such other responsibilities that may be designated by a majority of the board of directors from time to time.
ROLE OF BOARD IN RISK OVERSIGHT PROCESS
Management is responsible for the day-to-day management of risks that the Company faces, in conjunction with our chief compliance officer (who is currently our general counsel) who oversees compliance with certain corporate policies, and our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. The board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks, environmental, social and governance (“ESG”) related risks, cybersecurity risks, and operational risks. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit
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Board of Directors and Corporate Governance
committee is responsible for overseeing the management of our risks relating to accounting matters and financial reporting. Our nominating and corporate governance committee is responsible for overseeing the management of our risks associated with the independence of our board of directors. Our compliance committee is responsible for assisting our board of directors in the oversight of our healthcare legal and regulatory compliance and scientific research integrity. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions with committee members about such risks. Our board of directors believes its administration of its risk oversight function has not affected the board of directors’ leadership structure.
ATTENDANCE AT BOARD AND STOCKHOLDER MEETINGS
During our fiscal year ended December 31, 2024, our board of directors held seven meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during the period for which he or she was a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.
Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meetings of stockholders, we encourage, but do not require, directors to attend. Seven of the eight members of our board of directors attended our 2024 annual meeting.
EXECUTIVE SESSIONS OF NON-EMPLOYEE DIRECTORS
To encourage and enhance communication among non-employee directors, and as required under applicable Nasdaq rules, our corporate governance guidelines provide that our non-employee directors will meet in executive sessions without management directors or management present on a periodic basis. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis. These executive sessions are chaired by Kelly Romano, our chairwoman of the board of directors, or the respective committee chairperson, as appropriate.
BOARD DIVERSITY
Our board of directors and nominating and corporate governance committee are committed to diversity of experience, gender, race and ethnicity, and seek to ensure that there is diversity of thought among our directors. The Company believes that diversity of thought stems from many factors including professional experience, life experience, socio-economic background, gender, race, ethnicity, religion, skill set, and geographic representation. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, abilities, and stockholder and community representation that will allow the board of directors to fulfill its responsibilities.
BOARD COMMITTEES
As of the date of this proxy statement, our board of directors has four separately designated standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee, and a compliance committee. Our board of directors may also establish other committees from time to time.
Each committee has the composition and the responsibilities described below.
AUDIT COMMITTEE
The members of our audit committee are Messrs. Johnson and Fluke and Ms. Romano, each of whom is a non-employee member of our board of directors. Our audit committee chairman, Mr. Johnson, is our audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the rules of Nasdaq. Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq. A copy of the charter of our audit committee is available on our website at https://investors.athira.com/corporate-governance/governance-overview. Our board of directors has determined that each of Messrs. Johnson and Fluke and Ms. Romano is independent for audit committee purposes, as that term is defined in the rules
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Board of Directors and Corporate Governance
of the SEC and the applicable Nasdaq rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. During our fiscal year ended December 31, 2024, our audit committee held five meetings (including regularly scheduled and special meetings).
Our audit committee:
•	selects, retains, compensates, evaluates, oversees and, where appropriate, terminates our independent registered public accounting firm;
•	reviews and approves the scope and plans for the audits and the audit fees and approves all non-audit and tax services to be performed by the independent audit;
•	evaluates the independence and qualification of the independent registered public accounting firm;
•	reviews internal controls and integrity of financial statements;
•	reviews financial information presentation, earnings press releases and guidance;
•	oversees the design, implementation and performance of our internal audit function, if any;
•	sets hiring policies with regard to the hiring of employees and former employees of our independent auditor and oversees compliance with such policies;
•	reviews and monitors compliance with our Investment Policy and approves any amendments or deviations;
•	reviews, approves and monitors related party transactions;
•	develops, approves, reviews and monitors compliance with our code of business conduct and ethics;
•	adopts and oversees procedures to address complaints regarding accounting, internal accounting controls or auditing matters;
•	reviews and discusses with our management and the independent auditor our compliance with various laws;
•
reviews and discusses with management, our independent auditor and our compliance committee, guidelines and policies to identify, monitor, and address enterprise risks, including the risks and exposures associated with cybersecurity, information security and privacy matters, and risks relating to securities laws, anti-corruption compliance and conflicts of interest, and conducts, in conjunction with management and our compliance committee, compliance risk analyses;

•	engages independent legal, accounting and other advisors;
•	determines appropriate funding for compensation to independent registered accounting firms, advisors and related expenses; and
•	reviews the adequacy of the audit committee charter and recommends any proposed changes to our board of directors.
COMPENSATION COMMITTEE
The members of our compensation committee are Ms. Kosacz and Messrs. Johnson and Pickering. Ms. Kosacz is the chairwoman of our compensation committee. Our compensation committee oversees our compensation policies, plans and benefits programs. Our compensation committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at https://investors.athira.com/corporate-governance/governance-overview. During our fiscal year ended December 31, 2024, our compensation committee held four meetings (including regularly scheduled and special meetings).
Our compensation committee:
•	reviews and approves the corporate goals and objectives applicable to the compensation of our chief executive officer;
•	reviews and approves the compensation and benefits for our executive officers;
•	reviews, approves, and administers employee compensation plans;
•	advises on proposals to stockholders on executive compensation matters;
•	oversees compensation plans and programs;
•	reviews and discusses our compensation policies and practices and the risks related thereto;
•	approves the creation or revision of any clawback policy allowing us to recoup compensation paid to employees;
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Board of Directors and Corporate Governance
•	reviews and recommends to the board of directors the form and amount of compensation to be paid for service on the board of directors and committees and for service as a chairperson of a committee;
•	oversees regulatory compliance with respect to compensation matters;
•	retains or obtains the advice of compensation consultants; and
•	reviews the adequacy of the compensation committee charter and recommends any proposed changes to our board of directors.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The members of our nominating and corporate governance committee are Mses. Romano and Kosacz, Mr. Edelman and Dr. Panzara. Ms. Romano is the chairwoman of our nominating and corporate governance committee. Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Our nominating and corporate governance committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at https://investors.athira.com/corporate-governance/governance-overview. During our fiscal year ended December 31, 2024, our nominating and corporate governance committee held two meetings (including regularly scheduled and special meetings).
The nominating and corporate governance committee:
•	establishes procedures for the submission of candidates for election to our board of directors;
•	conducts a periodic review of our succession planning process for the executive management team;
•	reviews the structure and composition of each committee of our board of directors and makes recommendations for any proposed changes to the committees;
•	develops and recommends to the board of directors corporate governance guidelines and annually reviews the corporate governance guidelines and their application;
•	oversees governance practices;
•	oversees our director orientation and continuing education;
•	oversees the evaluation of our board of directors and its committees;
•	administers policies and procedures for various constituencies that are involved with us to communicate with the non-management members of our board of directors;
•	oversees and periodically reviews the Company’s ESG activities, programs and public disclosure, including in light of any feedback received from stockholders of the Company; and
•	reviews the adequacy of the nominating and corporate governance committee charter and recommends any proposed changes to our board of directors.
COMPLIANCE COMMITTEE
Our compliance committee was established in September 2024 and first convened in February 2025. The members of our compliance committee are Dr. Panzara and Mr. Johnson. Dr. Panzara is the chairman of our compliance committee. Our compliance committee assists our board of directors in the oversight of our scientific research activities, including the development of our products and product candidates in clinical and preclinical development, and compliance with healthcare legal and regulatory requirements, and conducts related compliance risk analyses in conjunction with our audit committee. Our compliance committee operates under a written charter that specifies its duties and responsibilities, the adequacy of which is reviewed and any proposed changes recommended by the committee to our board of directors. A copy of the charter of our compliance committee is available on our website at https://investors.athira.com/corporate-governance/governance-overview.
The compliance committee assists our board of directors in the oversight of, and assessment of risk associated with:
•	our compliance with healthcare legal and regulatory requirements;
•	matters relating to the safety and effectiveness of our products and product candidates in clinical and preclinical development;
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•	the integrity of scientific research and accuracy and completeness of our scientific publications; and
•	the qualification and performance of contract research and contract manufacturing organizations.
CONSIDERATIONS IN EVALUATING DIRECTOR NOMINEES
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors and other director qualifications. While our board of directors has not established minimum qualifications for board members, some of the factors that our nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation, character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the board of directors and skills that are complementary to the board of directors, an understanding of our business, an understanding of the responsibilities that are required of a member of the board of directors, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board of directors. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that the board of directors should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences.
If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board of directors or management.
After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board of directors.
STOCKHOLDER RECOMMENDATIONS AND NOMINATIONS TO OUR BOARD OF DIRECTORS
Our nominating and corporate governance committee will consider recommendations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, the Bylaws and the director nominee criteria described above.
A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us, and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.
Under the Bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in the Bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our next year’s annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed above under “Questions and Answers About the Proxy Materials and our Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”
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COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders and other interested parties wishing to communicate directly with our non-employee directors may do so by writing and sending the correspondence to our corporate secretary by mail to our principal executive offices at Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011. Our corporate secretary, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board of directors to consider and (3) matters that are of a type that render them improper or irrelevant to the functioning of our board of directors or our business, for example, mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material. If appropriate, our corporate secretary will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the board of directors. These policies and procedures do not apply to communications to non-employee directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.
INSIDER TRADING POLICY
We have adopted an insider trading policy that governs the purchase, sale, and other dispositions of our securities by our directors, officers, employees and other covered individuals, that we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and the listing standards of Nasdaq. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for fiscal year 2024. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.
Under our insider trading policy, our employees, including our executive officers, consultants, contractors, advisors, and the members of our board of directors are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans or as part of any other pledging transaction and (5) holding our securities in a margin account.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on the investor section of our website at https://investors.athira.com/corporate-governance/ governance-overview. We will post amendments to our code of business conduct and ethics or waivers of our code of business conduct and ethics for directors and executive officers on the same website.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) AND RELATED MATTERS
Our ESG strategy is focused on areas that are material to our business and clearly connected to our business operations. We expect our ESG strategy to evolve as we continue to assess the appropriate framework for our disclosures and appropriate metrics to measure our actions. Our nominating and corporate governance committee has oversight of our overall ESG activities and programs, and we have discussed elsewhere in this proxy statement certain of our corporate governance policies and programs, including our code of business conduct and ethics, corporate governance guidelines, related-person transactions policy, clawback policy, and overall commitment to diversity of experience, gender, race and ethnicity to seek to ensure that there is diversity of thought among our directors. We also require training and compliance with other corporate policies including our whistleblower policy, global anti-bribery and anti-corruption policy, and insider trading policy and various quality assurance, cybersecurity and safety protocols.
CORE VALUES
At Athira, we are guided by our mission to restore lives by advancing bold therapies for neuronal health, thoughtfully and urgently. We are committed to restoring, rebuilding and retaining connections. Our core values of people, integrity, collaboration, perseverance, transformation, inclusion and resourcefulness serve to guide us on our path toward achieving our mission. Our core values establish
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Board of Directors and Corporate Governance
the foundation for how we conduct our business, how we interact with each other and our stakeholders, and how we evaluate employee performance.
EMPLOYEES
The hiring, engagement and retention of a skilled workforce is particularly important in the highly competitive scientific fields in which we operate. Our employees play a key role in our ability to achieve our mission, and we strive to attract, empower and retain highly qualified employees who are inspired, diverse and driven. To attract and retain top talent, we strive to create opportunities for our employees to grow and develop in their careers and ensure they are supported by competitive compensation and a comprehensive benefits program.
We believe employee career development is an investment in our employees’ skills and our future. Additionally, we have an employee review program which evaluates employee performance and is designed to support our employees’ career and personal development, which ultimately contributes to achieving our mission.
We believe it is important to encourage open and direct communication at all levels in our organization.
We believe we provide competitive and comprehensive financial compensation and benefits for our employees and that our programs are designed to meet our employees’ needs. In addition to salaries, these programs include, for eligible employees, new employee equity grants, additional discretionary equity awards, discretionary merit-based annual bonuses, a voluntary employee stock purchase program, a 401(k) plan with company matching, healthcare and insurance benefits, health flexible spending accounts, dependent care flexible spending accounts, professional development opportunities and reimbursement, paid time off, and family leave.
CONCLUDED OPEN-LABEL EXTENSION
We previously extended our now-concluded ACT-AD and LIFT-AD clinical trials in an open label extension intended to continue access to our prior drug candidate for Alzheimer’s disease in support of the patients in those clinical trials and their caregivers who are faced with such a devastating disease, again in furtherance of our mission to restore lives by advancing bold therapies for neuronal health, thoughtfully and urgently.
DIRECTOR COMPENSATION
The following table provides information regarding compensation of our non-employee directors for service as directors for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Kelly A. Romano(2)	80,242	43,404	123,646
Joseph Edelman(3)	44,000	43,404	87,404
John M. Fluke, Jr.(4)	47,500	43,404	90,904
James A. Johnson(5)	61,495	43,404	104,899
Barbara Kosacz(6)	54,000	43,404	97,404
Michael Panzara, M.D., M.P.H.(7)	46,989	43,404	90,393
Grant Pickering(8)	50,258	43,404	93,663

(1)
In accordance with SEC rules, the amount in this column reflects the aggregate grant date fair value of stock options granted during 2024 computed in accordance with Accounting Standards Codification (ASC) Topic 718, rather than the amount paid or realized by the director. For a discussion of valuation assumptions, see Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025.

(2)	Ms. Romano was appointed to our board of directors in December 2020. As of December 31, 2024, Ms. Romano held stock options to purchase 83,413 shares of our common stock.
(3)	Mr. Edelman became a member of our board of directors in May 2020. As of December 31, 2024, Mr. Edelman held stock options to purchase 97,284 shares of our common stock.
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(4)	Mr. Fluke became a member of our board of directors in December 2014. As of December 31, 2024, Mr. Fluke held stock options to purchase 97,284 shares of our common stock.
(5)	Mr. Johnson became a member of our board of directors in August 2020. As of December 31, 2024, Mr. Johnson held stock options to purchase 97,284 shares of our common stock.
(6)	Ms. Kosacz became a member of our board of directors in March 2021. As of December 31, 2024, Ms. Kosacz held stock options to purchase 83,413 shares of our common stock.
(7)	Dr. Panzara was appointed to our board of directors in March 2022. As of December 31, 2024, Dr. Panzara held stock options to purchase 71,853 shares of our common stock.
(8)	Mr. Pickering was appointed to our board of directors in January 2022. As of December 31, 2024, Mr. Pickering held stock options to purchase 73,009 shares of our common stock.
In September 2020, based on discussions with and assistance from AON Radford, a third-party compensation consultant then retained by our compensation committee to provide our board of directors and our compensation committee with an analysis of publicly available market data and assistance in determining compensation to be provided to our non-employee directors, our board of directors adopted, and our stockholders approved, an outside director compensation policy providing for certain compensation to our non-employee directors. The outside director compensation policy was subsequently amended and restated in January 2022, January 2023, and September 2024 in consultation with Pearl Meyer & Partners, LLC, a third-party compensation consultant retained by our compensation committee beginning in October 2021 to provide our board of directors and our compensation committee with an analysis of publicly available market data and assistance in determining any proposed changes in non-employee director compensation.
CASH COMPENSATION
The amended and restated outside director compensation policy provides for the following cash compensation program for our non-employee directors:
•	$40,000 per year for service as a non-employee director;
•	$30,000 per year for service as chairperson of our board of directors;
•	$15,000 per year for service as chairperson of our audit committee;
•	$7,500 per year for service as a member of our audit committee;
•	$10,000 per year for service as chairperson of our compensation committee;
•	$5,000 per year for service as a member of our compensation committee;
•	$8,000 per year for service as chairperson of our nominating and corporate governance committee;
•	$4,000 per year for service as a member of our nominating and corporate governance committee.
•	$10,000 per year for service as chairperson of our compliance committee; and
•	$5,000 per year for service as a member of our compliance committee
Each non-employee director who serves as a committee chairperson receives only the cash retainer fee as the chairperson of the committee but not the cash retainer fee as a member of that committee. These fees to our non-employee directors are paid quarterly in arrears on a prorated basis. Under our amended and restated outside director compensation policy, we also reimburse our non-employee directors for reasonable travel expenses to attend meetings of our board of directors and its committees. The above-listed fees for service as chairperson or members of committees are payable in addition to the non-employee director retainer specified above.
EQUITY COMPENSATION
Initial Award. Pursuant to our amended and restated outside director compensation policy, each person who becomes a non-employee director will receive, on the first trading day on or after the date that the person first becomes a non-employee director, an initial award (the “Initial Award”), of stock options to purchase 41,800 shares of our common stock. The Initial Award vests in equal installments as to 1/36th of the shares of our common stock subject to the Initial Award on a monthly basis following the Initial Award’s grant date, on the same day of the month as the grant date, subject to continued services to us through the applicable vesting dates. If
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the person was a member of our board of directors and also an employee, then becoming a non-employee director due to termination of employment will not entitle the person to an Initial Award.
Annual Award. Pursuant to our amended and restated outside director compensation policy, each non-employee director automatically receives, on the first trading day immediately after the date of each annual meeting of our stockholders, an annual award (the “Annual Award”) of stock options to purchase 20,900 shares of our common stock. If, as of the date of the applicable annual meeting, such director has not been in continuous service as a non-employee director since the date of the most recently preceding annual meeting, their first annual award will be prorated and equal to the product of 20,900 multiplied by the quotient of (1) the number of whole months of continuous service as a non-employee director completed as of the date of such annual meeting divided by (2) 12, rounded down to the nearest whole share (up to a maximum of 20,900 shares). Each Annual Award vests on the earlier of the one-year anniversary of the grant date, or the day immediately before the day of the next annual meeting of our stockholders that occurs after the grant date of the Annual Award, subject to continued service to us through the applicable vesting date.
Change in Control. In the event of a “Change in Control” (as defined in our 2020 Equity Incentive Plan), each non-employee director’s then outstanding equity awards covering shares of our common stock will accelerate vesting in full, provided that he or she remains a non-employee director through the date of the Change in Control.
Other Award Terms. Each Initial Award and Annual Award will be granted under our 2020 Equity Incentive Plan (or its successor plan, as applicable) and form of award agreement under such plan. These awards will have a maximum term to expiration of 10 years from their grant and a per share exercise price equal to 100% of the fair market value of a share of our common stock on the award’s grant date.
Director Compensation Limits. Our amended and restated outside director compensation policy provides that in any fiscal year, a non-employee director may be paid cash compensation and other compensation and granted equity awards with an aggregate value of no more than $500,000 (with the value of equity awards based on their grant date fair value determined in accordance with U.S. Generally Accepted Accounting Principles for purposes of this limit), with such limit increased to $750,000 for the fiscal year of his or her initial service as a non-employee director. Equity awards granted or other compensation provided to a non-employee director while he or she was an employee or consultant of the Company (other than a non-employee director), or granted or provided prior to the effective date of the registration statement relating to our initial public offering, do not count toward this annual limit.
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ELECTION OF CLASS II DIRECTORS
Proposal One
Our board of directors currently consists of eight directors and is divided into three classes with staggered three-year terms. At the Annual Meeting, three Class II directors of the Company will be elected for a three-year term to succeed the same class whose term is then expiring, each to continue until his respective successor is elected and qualified, or until his earlier death, resignation or removal.
NOMINEES
Our nominating and corporate governance committee has recommended, and our board of directors has approved, Joseph Edelman, John M. Fluke, Jr., and Grant Pickering as nominees for election as Class II directors of the Company at the Annual Meeting. We believe that the nominees bring valuable experience and perspective to our board of directors. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
Mr. Edelman, Mr. Fluke and Mr. Pickering have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the board of directors to fill the vacancy.
VOTE REQUIRED
Each director is elected by a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of a WITHHOLD vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation
The Board of Directors unanimously recommends that stockholders vote “FOR” each of the nominees listed above.

Athira Pharma, Inc.	23	2025 Proxy Statement

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Proposal Two
Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2025. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2024.
At the Annual Meeting, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Our audit committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Ernst & Young LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of the Company and our stockholders. If our stockholders do not ratify the appointment of Ernst & Young LLP, then our audit committee may reconsider the appointment. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.
FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2024 and 2023 (in thousands):

	Year Ended December 31,
	2024	2023
Audit fees(1)	$832	$639
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$832	$639

(1)
Audit fees include fees incurred associated with the annual audit, the reviews of the Company’s interim financial information, consents to documents filed with the SEC, and services provided in connection with the preparation and filing of our registration statements. The amount under Audit Fees for the year ended December 31, 2023 includes a true-up to the final agreed upon billing amount by EY, which represents an increase of approximately $7,000 as compared to the amount of such Audit Fees disclosed in our definitive proxy statement filed with the SEC on April 9, 2024.

(2)
Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. There were no such fees incurred in 2024 or 2023.

(3)	Tax fees consist of fees for professional services, including tax compliance services and tax advisory services. There were no such fees incurred in 2024 or 2023.
(4)	All other fees include any fees billed that are not audit fees, audit-related fees or tax fees. There were no such fees incurred in 2024 or 2023.
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Proposal Two
AUDITOR INDEPENDENCE
In 2024, there were no other professional services provided by Ernst & Young LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.
AUDIT COMMITTEE POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre- approval, and the fees for the services performed to date. The audit committee may delegate to the chairperson of the audit committee authority to approve in advance permitted services to be performed by the independent auditor or other registered public accounting firms along with any associated fees.
All services related to the fees described in the table above were pre-approved by our audit committee.
VOTE REQUIRED
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

Board Recommendation
Our Board of Directors recommends a vote “FOR” this proposal.

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Report of the Audit Committee
The audit committee is a committee of our board of directors comprised solely of independent directors as required by Nasdaq listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the board of directors, which is available on our website at https://investors.athira.com/corporate-governance/governance-overview. This written charter is reviewed annually for changes, as appropriate. With respect to our financial reporting process, our management is responsible for (1) establishing and maintaining internal controls and (2) preparing our consolidated financial statements. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of our consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:
•	reviewed and discussed the audited consolidated financial statements with management and Ernst & Young LLP;
•	discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; and
•
received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence.

Based on the audit committee’s review and discussions with management and Ernst & Young LLP noted above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025.
Respectfully submitted by the members of the audit committee of the board of directors:
JAMES A. JOHNSON (CHAIR), JOHN M. FLUKE, JR., KELLY ROMANO.
This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act (the “Exchange Act”), and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.
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APPROVAL OF PROPOSED AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND REDUCE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
Proposal Three
At the Annual Meeting, we are asking our stockholders to approve proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock. The board of directors has unanimously adopted and declared advisable, and resolved to recommend to the Company’s stockholders that they approve and adopt, the Reverse Stock Split Proposal.
PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OVERVIEW
On April 2, 2025, our board of directors approved and adopted resolutions (1) approving and finding advisable a series of proposed amendments to our Amended and Restated Certificate of Incorporation (the “Restated Certificate”), to effect a reverse stock split of our common stock issued and outstanding or held in treasury (the “Reverse Stock Split”), and a corresponding reduction in the total number of authorized shares of our common stock (the “Authorized Share Reduction”), and (2) directing that a proposal (the “Reverse Stock Split Proposal”) to approve the Reverse Stock Split and the Authorized Share Reduction be submitted to our stockholders for their approval.
If approved by our stockholders, the Reverse Stock Split Proposal would permit, but would not require, our board of directors to effect a reverse stock split of our common stock issued and outstanding or held in treasury by a ratio of either 5 for 1, 10 for 1, 15 for 1 or 20 for 1, with the final ratio to be set as determined by the board of directors (or a duly authorized committee thereof) in its sole discretion in the manner described herein. At the same time, the total number of authorized shares of our common stock would be reduced from 900,000,000 to 180,000,000, 90,000,000, 60,000,000, or 45,000,000, and our total number of authorized shares would be reduced from 1,000,000,000 to 280,000,000, 190,000,000, 160,000,000, or 145,000,000, based on the final Reverse Stock Split ratio set by the board of directors in the manner described herein. The par value per share of our common and preferred stock would remain unchanged at $0.0001. The Reverse Stock Split would also affect outstanding options, outstanding restricted stock units (“RSUs”), any share-based award limits, and shares reserved for issuance under our equity compensation plans, as described in “—Effect on Equity Compensation Plans, Outstanding Options and RSUs” below. The Reverse Stock Split would affect all shares of common stock uniformly (subject to the treatment of fractional shares described below). The following description of the proposed amendments is a summary and is subject to the full text of the proposed Certificates of Amendment to our Restated Certificate (the “Certificates of Amendment”), forms of which are attached to this Proxy Statement as Annex A, Annex B, Annex C, and Annex D.
If stockholders approve the Reverse Stock Split Proposal, the board of directors in its discretion could determine to cause one Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split and the Authorized Share Reduction. The board of directors also may determine in its discretion not to effect the Reverse Stock Split and the Authorized Share Reduction and not to file any Certificate of Amendment. We could decide not to proceed with the Reverse Stock Split and the Authorized Share Reduction even if the Reverse Stock Split Proposal is approved by stockholders. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split and the Authorized Share Reduction.
REASONS FOR THE REVERSE STOCK SPLIT
MEET CERTAIN CONTINUED LISTING REQUIREMENTS OF NASDAQ
To continue our listing on The Nasdaq Global Select Market, we must comply with Nasdaq rules. Nasdaq Listing Rule 5450(a)(1) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days. On October 16, 2024, we received written notice from the Listing Qualifications Department of Nasdaq notifying us that because the closing bid price for our common stock listed on Nasdaq was below $1.00 per share for 30
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consecutive business days, we did not meet the Minimum Bid Price Requirement for continued listing on The Nasdaq Global Select Market. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), we have been provided an initial compliance period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the common stock must be at least $1.00 per share for a minimum of 10 consecutive business days by April 14, 2025, and we must otherwise satisfy The Nasdaq Global Select Market’s requirements for listing.
Nasdaq listing rules provide an additional 180 calendar day compliance period for companies that elect (and meet the listing standards) to transfer to The Nasdaq Capital Market, unless it does not appear to Nasdaq that it is possible for the company to cure the deficiency. Accordingly, on April 4, 2025 we submitted an application to Nasdaq to transfer to The Nasdaq Capital Market. If Nasdaq approves our application, we would be eligible for an additional 180 calendar day compliance period to cure the Minimum Bid Price Requirement deficiency.
Our board of directors has considered the potential harm to our Company and our stockholders should Nasdaq delist our common stock. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. The board of directors believes that the Reverse Stock Split is a potentially effective means for us to increase the per share market price of our common stock and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our common stock.
TO POTENTIALLY IMPROVE THE MARKETABILITY OF OUR COMMON STOCK
Our board of directors believes that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split could improve the marketability of our common stock and encourage interest and trading in our common stock.
APPEAL TO A BROADER RANGE OF INVESTORS TO GENERATE GREATER INVESTOR INTEREST IN THE COMPANY
We believe that the Reverse Stock Split and an increase in our stock price may make our common stock more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our common stock. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being riskier and more speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.
REASONS FOR THE REDUCTION IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
As a matter of Delaware law, implementation of the Reverse Stock Split does not require a change in the total number of shares of our common stock authorized for issuance under the Restated Certificate. However, the proposed reduction in the total number of authorized shares of our common stock is designed to maintain approximately the same proportion of the total number of authorized shares of common stock that are not issued or outstanding following the Reverse Stock Split. The proposed reduction in the total number of authorized shares of common stock from 900,000,000 to 180,000,000, 90,000,000, 60,000,000, or 45,000,000, and in the total number of authorized shares of all stock from 1,000,000,000 to 280,000,000, 190,000,000, 160,000,000, or 145,000,000, is intended to satisfy the voting policies of certain of our stockholders, conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by us, and ensure that we do not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of common stock. In addition, the reduction in the number of authorized shares of our stock may also reduce certain of our costs.
Athira Pharma, Inc.	28	2025 Proxy Statement

CERTAIN RISKS ASSOCIATED WITH A REVERSE STOCK SPLIT
There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure you that the Reverse Stock Split will produce or maintain the desired results. However, our board of directors believes that the potential benefits to us and our stockholders outweigh the risks and recommends that you vote in favor of the Reverse Stock Split Proposal.
WE CANNOT ASSURE YOU THAT THE PROPOSED REVERSE STOCK SPLIT, IF EFFECTED, WILL INCREASE OUR STOCK PRICE. THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF OUR COMMON STOCK (THE AGGREGATE VALUE OF ALL OF OUR OUTSTANDING COMMON STOCK AT THE THEN MARKET PRICE) AFTER THE REVERSE STOCK SPLIT WILL BE EQUAL TO OR GREATER THAN THE TOTAL MARKET CAPITALIZATION BEFORE THE REVERSE STOCK SPLIT, OR THAT THE PER SHARE MARKET PRICE OF OUR COMMON STOCK FOLLOWING THE REVERSE STOCK SPLIT WILL EITHER EQUAL OR EXCEED THE CURRENT PER SHARE MARKET PRICE
The closing sale price of our common stock on Nasdaq was $0.455 per share on October 16, 2024 and was $[•] per share on [•]. We expect that the Reverse Stock Split, if effected, will increase the per share trading price of our common stock. However, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of such reverse stock split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, and it is possible that the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower-priced stocks.
Reducing the number of outstanding shares of our common stock through the Reverse Stock Split, if we decide to proceed with the Reverse Stock Split, is intended, absent other factors, to increase the per share trading price of our common stock. However, even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. Other factors, such as our clinical trial results, research and development results and plans, financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the benefits that we anticipate, that the per share trading price of our common stock will increase following the Reverse Stock Split, or that the per share trading price of our common stock will not decrease in the future. Although no assurances are possible concerning the trading price of our common stock if the Reverse Stock Split is effected or concerning future fluctuations in the market price of our common stock after the Reverse Stock Split, our intention in determining the reverse stock split ratio to be reflected in the Reverse Stock Split is that such ratio will result in an increase in the per share market price of our common stock immediately after the Reverse Stock Split, although whether the price of our common stock is sufficient or is maintained for a sufficient period of time to satisfy the relevant Nasdaq listing rules depends in part on the ratio of the Reverse Stock Split and future fluctuations in the price of our common stock.
THE PROPOSED REVERSE STOCK SPLIT MAY DECREASE THE LIQUIDITY OF OUR COMMON STOCK AND RESULT IN HIGHER TRANSACTION COSTS
The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase proportionately as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will likely increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if the Reverse Stock Split is implemented, our common stock will be more attractive to investors. While our board of directors believes that a higher stock price may help generate interest of new investors, the Reverse Stock Split may not result in a per share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of certain institutional investors or investment funds. As a result, the trading liquidity of our common stock may not
Athira Pharma, Inc.	29	2025 Proxy Statement

improve as a result of the Reverse Stock Split and could be adversely affected by a higher per share price. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.
PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT AND THE AUTHORIZED SHARE REDUCTION
If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of common stock. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be paid out in cash. The Reverse Stock Split will affect all shares of common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
Our authorized capital stock currently consists of 900,000,000 shares of common stock, par value $0.0001 per share, and 100,000,000 shares of preferred stock, par value $0.0001 per share. At the effective time of the Reverse Stock Split (the “Effective Time”), the total number of authorized shares of our common stock will be reduced from 900,000,000 to 180,000,000, 90,000,000, 60,000,000, or 45,000,000, and the total number of authorized shares will be reduced from 1,000,000,000 to 280,000,000, 190,000,000, 160,000,000, or 145,000,000, based on which, if any, of the approved reverse stock split ratios is ultimately selected by the board of directors. The par value per share of our common and preferred stock would remain unchanged at $0.0001 after the Reverse Stock Split and the Authorized Share Reduction. The total number of authorized shares of preferred stock will not be reduced and would remain at 100,000,000 shares.
TABULAR ILLUSTRATION OF EFFECT OF THE REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION
The table below sets forth, as of March 24, 2025 and for illustrative purposes only, certain effects of potential Reverse Stock Split ratios of 5 for 1, 10 for 1, 15 for 1 and 20 for 1, including on our total outstanding common stock equivalents (without giving effect to the treatment of fractional shares).

		Post-Reverse Stock Split Amendment, see Annex:
	Pre-Reverse Stock Split	A	B	C	D
Reverse Stock Split Ratio		5 for 1	10 for 1	15 for 1	20 for 1
Percentage reduction of shares of common stock outstanding post-Reverse Stock Split	—	80%	90%	93%	95%
Authorized shares of common stock	900,000,000	180,000,000	90,000,000	60,000,000	45,000,000
Shares of common stock outstanding	39,042,445	7,808,489	3,904,244	2,602,829	1,952,122
Issued but not outstanding (held by the Company in Treasury Stock)	—	—	—	—	—
Shares of common stock reserved for issuance upon exercise or settlement of outstanding equity incentive plan awards(1)	10,814,272	2,162,854	1,081,427	720,951	540,713
Shares of common stock reserved for future awards under our equity incentive plans	5,116,480	1,023,296	511,648	341,098	255,824
Fully diluted shares of common stock (issued and reserved for issuance)(1)	54,973,197	10,994,639	5,497,319	3,664,878	2,748,659
Shares of common stock authorized but not issued or reserved for issuance	845,026,803	169,005,361	84,502,681	56,335,122	42,251,341
Percentage of shares of common stock authorized but not issued or reserved for issuance	93.9%	93.9%	93.9%	93.9%	93.9%

(1)
Includes shares issuable upon exercise of awards under our 2014 Equity Incentive Plan, 2020 Equity Incentive Plan, 2020 Employee Stock Purchase Plan, and 2024 Inducement Equity Incentive Plan (the “Plans”).

Athira Pharma, Inc.	30	2025 Proxy Statement

EFFECT ON EQUITY COMPENSATION PLANS, OUTSTANDING OPTIONS AND RSUs
As shown in the table above, if the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under our equity incentive plans would be reduced in proportion to the ratio selected by our board of directors. As of March 24, 2025, there were a total of (1) 183,987 shares of common stock reserved for issuance upon the exercise of stock options outstanding under the 2014 Equity Incentive Plan, (2) 9,028,805 shares of common stock reserved for issuance upon the exercise of applicable stock options and 1,201,480 shares reserved for restricted stock units outstanding under the 2020 Equity Incentive Plan (3) 400,000 shares of common stock reserved for issuance upon the exercise of stock options outstanding under the 2024 Inducement Equity Incentive Plan, (4) 3,037,627 shares of common stock reserved for issuance under future equity awards granted under the 2020 Equity Incentive Plan, plus our 2020 Equity Incentive Plan includes provisions providing for an annual increase in the number of shares of common stock available for future issuance on the first day of each fiscal year, equal to the least of: (A) 3,230,000 shares of common stock; (B) 5% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; and (C) such lesser number of shares determined by the board of directors, (5) 1,728,853 shares reserved for future issuance under the 2020 Employee Stock Purchase Plan (including shares that may be purchased pursuant to options outstanding in the current offering period), plus our 2020 Employee Stock Purchase Plan includes provisions providing for an annual increase in the number of shares of common stock available for future issuance on the first day of each fiscal year, equal to the least of: (A) 1% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; (B) 646,000 shares; and (C) such lesser number of shares determined by the board of directors and (6) 350,000 shares reserved for issuance under future equity awards granted under the 2024 Inducement Equity Incentive Plan. Following the Reverse Stock Split, if any, all shares of common stock available for issuance upon the exercise of outstanding equity awards under each Plan and shares remaining available for future awards under each Plan (other than our 2014 Equity Incentive Plan, which is no longer in use) would be converted at the Effective Time into one-fifth, one-tenth, one-fifteenth or one-twentieth of the number of such shares immediately preceding the Reverse Stock Split (with the result, if not a whole share, rounded down to the nearest whole share).
Under the terms of our outstanding options and RSUs, the Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or settlement, as applicable, of such options and RSUs in the same ratio of the Reverse Stock Split (with the result, if not a whole share, rounded down to the nearest whole share) and, correspondingly, would proportionately increase the exercise price of such options (with the result, if not a whole cent, rounded up to the nearest whole cent). This will result in approximately the same aggregate price being required to be paid upon exercise as immediately preceding the Reverse Stock Split. The number of shares of common stock issuable upon exercise or settlement of outstanding options and RSUs and the exercise price related thereto, as applicable, would be equitably adjusted in accordance with the terms of the Plans, which may include rounding down the number of shares of common stock issuable to the nearest whole share.
ACCOUNTING MATTERS
The Reverse Stock Split will not affect the par value of a share of our common stock. As a result, as of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.
MECHANICS OF THE REVERSE STOCK SPLIT
EFFECT ON BENEFICIAL HOLDERS (I.E., STOCKHOLDERS WHO HOLD IN “STREET NAME”)
Upon the Reverse Stock Split, we intend to treat common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
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EFFECT ON REGISTERED “BOOK-ENTRY” HOLDERS OF COMMON STOCK
Stockholders may hold some or all of their common stock electronically in book-entry form with our transfer agent, Computershare Trust Company, N.A. These stockholders will not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.
EFFECT ON HOLDERS OF STOCK CERTIFICATES
Stockholders may hold stock certificates representing some or all of their common stock. As of the Effective Time, each certificate representing pre-split shares of common stock will, until surrendered and exchanged, be deemed to represent only the relevant number of post-split shares of common stock as a result and at the time of the Reverse Stock Split. If applicable to you, as soon as practicable after the Effective Time, our transfer agent, Computershare Trust Company, N.A., will mail you a letter of transmittal. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares of the Company’s common stock either as stock certificates (including legends, if appropriate) or electronically in book-entry form, as determined by the Company.
FRACTIONAL SHARES
We will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share that would otherwise result from the Reverse Stock Split because the stockholder owns a number of shares not evenly divisible by the ratio would instead settle in cash. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our common stock on the trading day immediately preceding the Effective Time (as adjusted to give effect to the Reverse Stock Split), without interest. We do not anticipate that the aggregate cash amount paid by the Company for fractional interests will be material to the Company.
PROCEDURE FOR IMPLEMENTING THE REVERSE STOCK SPLIT
The Effective Time, if the Reverse Stock Split is approved by stockholders and implemented by us, will be the date and time set forth in the applicable Certificate of Amendment that is filed with the Delaware Secretary of State. If the Reverse Stock Split Proposal is approved and the board of directors determines to proceed with the Reverse Stock Split, the exact timing of the filing of the applicable Certificate of Amendment will be determined by our board of directors. By approving the Reverse Stock Split Proposal, the stockholders will approve each of the four (4) amendments proposed by the board of directors. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the board of directors to be in the best interests of the Company and its stockholders. The other three (3) proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law.
If, at any time prior to the filing of any Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the board of directors, in its sole discretion, determines that it is in our best interests and the best interests of our stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split Proposal, the Reverse Stock Split Proposal may be delayed or abandoned. We reserve the right to abandon any three (3) proposed amendments or the Reverse Stock Split Proposal in its entirety without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect the Reverse Stock Split Proposal has been approved by our stockholders at the Annual Meeting. By voting in favor of the Reverse Stock Split Proposal, you are expressly also authorizing the board of directors to delay, not to proceed with, and abandon, any three (3) proposed amendments or the Reverse Stock Split Proposal in its entirety if it should so decide, in its sole discretion.
If a Reverse Stock Split is effected, then after the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the
Athira Pharma, Inc.	32	2025 Proxy Statement

Exchange Act. We currently expect that our common stock will continue to be listed on Nasdaq under the symbol “ATHA” subject to any future change of listing of our securities, although it will be considered a new listing with a new CUSIP number. The Reverse Stock Split is not intended to be, and we do not believe that it will have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.
NO APPRAISAL RIGHTS
Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such rights.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE REVERSE STOCK SPLIT
The following discussion is a summary of material U.S. federal income tax consequences of the Reverse Stock Split to stockholders but does not purport to be a complete analysis of all potential tax effects that may be relevant to stockholders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or foreign tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986 (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought, and will not seek, any ruling from the IRS or an opinion of tax counsel with respect to the matters discussed herein. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the IRS or the courts. Accordingly, each stockholder is urged to consult with his, her or its own tax advisor with respect to the tax consequences of the Reverse Stock Split.
This summary is limited to U.S. stockholders who hold shares of our common stock prior to the Reverse Stock Split (the “Old Shares”), and the shares of our common stock immediately after the Reverse Stock Split (the “New Shares”), as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a stockholder. In addition, it does not address consequences relevant to stockholders that are subject to particular rules, including:
•	persons subject to the alternative minimum tax or Medicare contribution tax on net investment income;
•	persons whose functional currency is not the U.S. dollar;
•	persons holding our common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•	persons who are former U.S. citizens or long-term residents;
•	persons who are not U.S. Holders (as defined below);
•	banks, insurance companies, and other financial institutions;
•	mutual funds, real estate investment trusts or regulated investment companies;
•	brokers, dealers, or traders in securities;
•	partnerships, other entities or arrangements treated as partnerships for U.S. federal income tax purposes, and other pass-through entities (and investors therein);
•	tax-exempt organizations or governmental organizations;
•	persons deemed to sell our common stock under the constructive sale provisions of the Code;
•	persons who hold or receive our common stock pursuant to the exercise of any stock options or otherwise as compensation;
•	persons who are subject to special tax accounting rules under Section 451(b) of the Code;
•	persons who hold our common stock as “qualified small business stock” pursuant to Section 1202 of the Code; and
•	tax-qualified retirement plans.
This discussion is limited to stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:
Athira Pharma, Inc.	33	2025 Proxy Statement

•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAX JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO U.S. STOCKHOLDERS
The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. If so treated, in general, and except as described below with respect to cash in lieu of fractional shares, no gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange, or deemed exchange, of Old Shares for New Shares pursuant to the Reverse Stock Split. Accordingly, the aggregate tax basis of the New Shares received in the Reverse Stock Split should be the same as such stockholder's aggregate tax basis in the Old Shares being exchanged (excluding the portion of the tax basis allocable to any fractional share), and the holding period for the New Shares received should include the holding period for the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Stockholders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.
CASH IN LIEU OF FRACTIONAL SHARES
A U.S. stockholder who receives cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split will be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having sold such fractional share for cash. Such a U.S. stockholder should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. stockholder’s tax basis in the Old Shares being exchanged that is allocated to the fractional share of New Shares. The capital gain or loss should be long-term capital gain or loss if the U.S. stockholder’s holding period for such Old Shares being exchanged that is allocated to the fractional share of New Shares exceeded one year at the Effective Time. The deductibility of net capital losses by individuals and corporations is subject to limitations. U.S. stockholders are advised to consult their tax advisors regarding the tax treatment of their receipt of cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split.
INFORMATION REPORTING AND BACKUP WITHHOLDING
Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split, unless a U.S. stockholder is an exempt recipient. In addition, U.S. stockholders may be subject to a backup withholding tax (at the current applicable rate of 24%) on the payment of such cash if they do not provide their taxpayer identification numbers and complete an IRS Form W-9 in the manner required or otherwise fail to comply with applicable
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backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. stockholders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
VOTE REQUIRED
The affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively, is required for approval of the Reverse Stock Split Proposal, in accordance with Section 242(d)(2) of the DGCL. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

Board Recommendation
Our Board of Directors recommends a vote “FOR” the approval of the proposed amendments to our amended and restated certificate of incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.

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Executive Officers
The following table sets forth certain information about our executive officers as of April 4, 2025. There are no family relationships among any of our directors or executive officers.

Executive Officers	Age	Position
Mark Litton, Ph.D.	57	President, Chief Executive Officer and Director
Javier San Martin, M.D.	60	Chief Medical Officer
Kevin Church, Ph.D.	40	Chief Scientific Officer
Mark Worthington	59	General Counsel, Chief Compliance Officer and Corporate Secretary
Robert Renninger	41	Senior Vice President, Finance and Accounting

EXECUTIVE OFFICERS
Dr. Litton’s biography is listed in the section titled “Board of Directors and Corporate Governance – Nominees for Director.”

Javier San Martin
AGE: 60  EXECUTIVE OFFICER SINCE: APRIL 2024

Javier San Martin has served as our Chief Medical Officer since April 2024. Prior to that, he served as Chief Medical Officer at Arrowhead Pharmaceuticals, a biopharmaceutical company, from November 2019 to January 2024, where he guided development teams to advance that company’s RNAi-based therapeutics in the metabolic and liver disease area. Prior to Arrowhead, he served as Senior Vice President and Head of Global Clinical Development at Ultragenyx Pharmaceutical, a biopharmaceutical company, from 2013 to 2019, where he led the development of Crysvita® (burosumab-twza), the first drug approved to treat the rare, inherited disease of x-linked hypophosphatemia. Before that, Dr. San Martin served as Senior Vice President of Clinical Development at Alder Biopharmaceuticals, from 2012 to 2013, where he managed medical, regulatory, and clinical operations. Earlier, he led two major development programs as Global Development Leader for Amgen’s Bone Therapeutic Area and directed the anti-sclerostin antibody clinical program Eventiy® (romosozumab-aqqg) through the end of Phase 2 and was responsible for development and approval of Prolia® (denosumab) for the treatment of postmenopausal osteoporosis. Prior to Amgen, Dr. San Martin spent seven years at Eli Lilly working on Phase 3b and Phase 4 clinical trials to support the successful launch and medical affairs activities for Evista® and Forteo®. Dr. San Martin received his medical degree from the University of Buenos Aires Medical School and completed his residence in internal medicine at CEMIC University of Buenos Aires.

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Executive Officers

Kevin Church, Ph.D.
AGE: 40  EXECUTIVE OFFICER SINCE: JULY 2020

Kevin Church, Ph.D., has served as our chief scientific officer since January 2023. Prior to this, Dr. Church held various roles at the Company, including executive vice president of research from October 2021 to January 2023, vice president of discovery from July 2020 to October 2021, director of discovery from July 2018 to July 2020, senior research scientist from February 2018 to July 2018, and research scientist from July 2016 to February 2018. Dr. Church has research experience in diverse fields of study including neurodegenerative diseases, wound healing, and cancer. Dr. Church earned his Ph.D. in molecular biosciences from Washington State University in 2016, and prior to that earned his B.S. in microbiology from the University of Idaho in 2006. While in graduate school, Dr. Church was recognized for excellence in his graduate teaching assistantships. Dr. Church’s graduate work primarily focused on the development of novel therapeutics for the treatment of pancreatic cancer, but also included research relating to the treatment of diabetic ulcers and neurodegenerative diseases such as Parkinson’s disease dementia and Alzheimer’s disease.

Mark Worthington
AGE: 59  EXECUTIVE OFFICER SINCE: JUNE 2021

Mark Worthington has served as our general counsel since June 2021, after working with us as outside corporate counsel for several years. Prior to joining the Company, Mr. Worthington served as a partner with Summit Law Group in Seattle, Washington from September 1997 to May 2021, where he practiced corporate and securities law, chaired the corporate/securities practice and served as the co-managing partner. Mr. Worthington has advised private and public life sciences and other companies on a wide range of corporate governance, compliance and transactional matters, including public offerings, mergers and acquisitions, and joint ventures, and worked closely with executive management teams on strategic business and legal matters. Mr. Worthington received his J.D. from University of California College of the Law, San Francisco, in 1993 and his B.A. in American Studies from Stanford University in 1988.

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Executive Officers

Robert Renninger
AGE: 41  EXECUTIVE OFFICER SINCE: OCTOBER 2024

Robert Renninger has served as our senior vice president, finance and accounting, since February 2025, and previously served as our vice president of finance from January 2022 to February 2025, as our senior director of finance from September 2020 to January 2022, and as our director of finance from July 2020 to September 2020. Mr. Renninger served as financial controller of Infobip (formerly OpenMarket), a global communications platform, from July 2019 to July 2020. He also served as technical controller of Baker Hughes, an energy company, from September 2017 to May 2019. Mr. Renninger also served in various roles at Ernst & Young, LLP, a global accounting firm, from September 2007 through September 2017, including most recently as senior manager. Mr. Renninger received his Master of accounting from the University of Michigan in 2007 and his B.A. in accounting from Seattle University in 2006. Mr. Renninger has over 15 years of experience serving in various finance, accounting, and auditing positions for companies in the pharmaceutical, technology, and energy sectors.

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Executive Compensation
PROCESSES AND PROCEDURES FOR COMPENSATION DECISIONS
Our executive compensation programs are designed to:
•	attract, motivate, incentivize and retain employees at the executive level who contribute to our long-term success;
•	provide compensation packages to our executives that are fair and competitive and reward high levels of performance and the achievement of our business objectives; and
•
more closely align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our compensation committee is responsible for making compensation decisions for executive officers other than our chief executive officer, but may, in its discretion, choose to make compensation recommendations to the full board of directors.
Our board of directors has retained Pearl Meyer & Partners, LLC, a compensation consulting firm, to provide recommendations based on research and analysis of executive compensation in companies in similar industries at a similar size and stage of corporate development, with the goal of ensuring that the compensation we offer to our executives is competitive and fair. Typically, our chief executive officer and principal financial and accounting officer will prepare and present recommendations at compensation committee meetings based on the compensation consultant recommendations, our chief executive officer’s own assessment of Company and individual performance and incentive and retention needs, and a representative from the compensation consultant will usually be present in the meetings to respond to committee questions. Our compensation committee considers the recommendations for cash and stock-based compensation and approves such compensation for the executive team, excluding the chief executive officer, and recommends such compensation to the board of directors for the chief executive officer. With regard to incentive compensation, our compensation committee evaluates the achievement of defined goals by the executive team, excluding the chief executive officer, and recommends to the board of directors with respect to the achievement of defined goals for the chief executive officer.
EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers who are named in the subsection titled “—2023 – 2024 Summary Compensation Table” below. For 2024, our “named executive officers” and their positions were as follows:
•	Mark Litton, Ph.D., our president and chief executive officer;
•	Kevin Church, Ph.D., our chief scientific officer;
•	Mark Worthington, our general counsel, chief compliance officer and corporate secretary;
•	Andrew Gengos, our former chief financial officer and chief business officer; and
•	Rachel Lenington, our former chief operating officer and chief development officer.
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2023 – 2024 SUMMARY COMPENSATION TABLE
The following table represents information regarding the total compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Mark Litton, Ph.D., President and Chief Executive Officer	2024	625,000	—	138,353	1,991,260	395,313	25,085(4)	3,175,009
	2023	585,000	—	—	1,378,860	297,619	15,058(4)	2,276,537
Kevin Church, Ph.D., Chief Scientific Officer	2024	450,000	—	49,489	606,498	207,000	23,085(4)	1,336,071
	2023	420,000	—	—	399,000	155,400	17,485(4)	991,884
Mark Worthington, General Counsel, Chief Compliance Officer and Corporate Secretary	2024	450,000	—	49,489	606,498	207,000	24,523(4)	1,337,509
	2023	435,000	—	—	399,000	160,950	19,735(4)	1,014,684
Andrew Gengos, Former Chief Financial Officer and Chief Business Officer	2024	365,615	—	—	723,500	—	370,593(5)	1,459,708
	2023	289,135	—	28,400	901,318	106,980	49(4)	1,325,881
Rachel Lenington, Former Chief Operating Officer and Chief Development Officer	2024	376,923	—	—	775,178	—	447,969(6)	1,600,070
	2023	465,000	—	—	531,999	210,054	24,149(4)	1,231,199

(1)
In accordance with SEC rules, amounts in this column reflect the aggregate grant date fair value of time-based and performance RSU awards granted during 2023 and 2024 computed in accordance with ASC Topic 718, rather than the amounts paid or realized by the named executive officer. The performance RSU award amounts reflect the probable outcome of the performance conditions, in accordance with ASC Topic 718. For a discussion of valuation assumptions, see Note 9 and the sections titled “Stock-based Compensation” to our financial statements included in each of our Annual Reports on Form 10-K for the years ended December 31, 2023 and December 31, 2024. The fair value of the performance RSU awards at the grant date has been calculated assuming that the highest level of performance conditions will be achieved for each award.

(2)
In accordance with SEC rules, amounts in this column reflect the aggregate grant date fair value of stock options granted during 2023 and 2024 computed in accordance with ASC Topic 718, rather than the amounts paid or realized by the named executive officer. For a discussion of valuation assumptions, see Note 9 and the sections titled “Stock-based Compensation” to our financial statements included in each of our Annual Reports on Form 10-K for the years ended December 31, 2023 and December 31, 2024.

(3)	Represents cash bonuses earned by the named executive officers pursuant to our Executive Incentive Compensation Plan for 2023 performance, paid in 2024, and for 2024 performance, paid in 2025.
(4)	Represents payments made on the executive’s behalf for basic life insurance and contributions to vested and unvested defined contribution plans.
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(5)
Represents payments for severance ($363,750), an outplacement stipend ($2,500), payments made on the executive’s behalf for basic life insurance ($63.45) and contributions to vested and unvested defined contribution plans ($4,279.18).

(6)
Represents payments for consulting fees ($45,600), severance ($375,000), outplacement stipend ($2,500), payments made on the executive’s behalf for basic life insurance ($63.45) and contributions to vested and unvested defined contribution plans ($24,805.84).

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2024
The following table shows grants of stock options and restricted stock units to each of our named executive officers outstanding at December 31, 2024.

Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options				Stock Awards (unvested)
		Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Expiration Date	Number of shares or units	Market value of shares or units ($)(6)
Mark Litton, Ph.D.	7/1/2019	100,880	—	1.35	8/14/2029	—	—
	8/26/2020	46,657	—	17.00	9/16/2030	—	—
	1/8/2021	63,750	21,250(1)	21.15	2/17/2031	—	—
	1/27/2022	291,667	108,333(2)	9.91	1/26/2032	—	—
	1/27/2023	271,528	153,472(3)	4.11	1/26/2033	—	—
	2/15/2024	135,417	514,583(2)	3.66	2/14/2034	—	—
	10/3/2024	108,333	216,667(4)	0.43	10/2/2034	—	—
	10/3/2024	—	—	—	10/2/2034	216,667(5)	127,117
Kevin Church, Ph.D.	8/31/2016	1	—	1.04	8/31/2026	—	—
	8/26/2020	69,985	—	17.00	9/16/2030	—	—
	1/8/2021	15,000	5,000(1)	21.15	2/17/2031	—	—
	1/18/2022	72,917	27,083(2)	10.64	1/17/2032	—	—
	1/19/2023	95,833	54,167(3)	3.37	1/18/2033	—	—
	2/14/2024	45,833	174,167(2)	3.26	2/13/2034	—	—
	10/1/2024	36,667	73,333(4)	0.45	9/30/2034	—	—
	10/1/2024	—	—	—	9/30/2034	73,333(5)	43,024
Mark Worthington	6/1/2021	112,500	37,500(1)	15.34	11/2/2031	—	—
	1/18/2022	109,375	40,625(2)	10.64	1/17/2032	—	—
	1/19/2023	95,833	54,167(3)	3.37	1/18/2033	—	—
	2/14/2024	45,833	174,167(2)	3.26	2/13/2034	—	—
	10/1/2024	36,667	73,333(4)	0.45	9/30/2034	—	—
	10/1/2024	—	—	—	9/30/2034	73,333(5)	43,024
Andrew Gengos	5/18/2023	177,777	—	2.84	5/17/2033	—	—
	2/14/2024	40,833	—	3.26	2/13/2034	—	—
Rachel Lenington	6/14/2021	112,500	—	15.34	11/2/2031	—	—
	1/18/2022	131,250	—	10.64	1/17/2032	—	—
	1/19/2023	127,778	—	3.37	1/18/2033	—	—
	2/14/2024	62,500	—	3.26	2/13/2034	—	—

(1)	Stock option vests over four years, with 1/4 vesting on each anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(2)	Stock option vests over four years, with 1/48 vesting on the monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(3)	Stock option vests over three years, with 1/36 vesting on the monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(4)
One-third (1/3rd) of the shares subject to the option vested on December 31, 2024 and one-third (1/3rd) of the shares subject to the option shall vest on each of June 30, 2025 and December 31, 2025, subject to continued service with us through the applicable vesting dates.

(5)
One-third (1/3rd) of the RSUs vested on December 31, 2024 and one-third (1/3rd) of the RSUs shall vest on each of June 30, 2025 and December 31, 2025, subject to continued service with us through the applicable vesting dates.

(6)	The market value of RSUs that have not vested is based on the closing price of the Company’s common stock on Nasdaq on December 31, 2024, which was $0.5867 per share.
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EXECUTIVE EMPLOYMENT ARRANGEMENTS
Each of our named executive officers has executed our standard form of confidential information, invention assignment and arbitration agreement.
DR. MARK LITTON
In September 2020, we entered into a confirmatory employment letter with Dr. Litton, our then chief operating officer and current president and chief executive officer. The confirmatory employment letter has no specific term and provides that Dr. Litton is an at-will employee and superseded all prior employment agreements between Dr. Litton and us.
In February 2024, the board of directors, upon recommendation of our compensation committee, approved an increase to Dr. Litton’s annual base salary from $585,000 to $625,000, effective as of January 1, 2024. Dr. Litton’s current annual base salary remains $625,000 and his target annual bonus amount under the Company’s bonus plan is 55% of his annual base salary.
KEVIN CHURCH
In September 2020, we entered into a confirmatory employment letter with Dr. Church, our then vice president of discovery and current chief scientific officer. The confirmatory employment letter has no specific term and provides that Dr. Church is an at-will employee and superseded all prior employment agreements between Dr. Church and us. In February 2024, our compensation committee approved an increase to Dr. Church’s annual base salary from $420,000 to $450,000, effective as of January 1, 2024. Dr. Church’s current base salary remains $450,000 and his target annual bonus amount under the Company’s bonus plan is 40% of his annual base salary.
MARK WORTHINGTON
In May 2021, we entered into an offer letter with Mr. Worthington, our general counsel, chief compliance officer and corporate secretary. The offer letter has no specific term and provides that Mr. Worthington is an at-will employee. In February 2024, our compensation committee approved an increase to Mr. Worthington’s annual base salary from $435,000 to $450,000, effective as of January 1, 2024. Mr. Worthington’s current base salary remains $450,000 and his target annual bonus amount under the Company’s bonus plan is 40% of his annual base salary.
ANDREW GENGOS
Mr. Gengos, our former chief financial officer and chief business officer, departed the Company effective October 1, 2024 in connection with our reduction in force. Prior to his departure, he was subject to an employment letter agreement with us, which had been entered into in May 2023. The employment agreement had no specific term and provided that Mr. Gengos was an at-will employee.
In February 2024, our compensation committee approved an increase to Mr. Gengos’s annual base salary from $465,000 to $485,000, effective as of January 1, 2024.
In connection with Mr. Gengos’s departure as chief financial officer and chief business officer in October 2024, he entered into a separation agreement and release with the Company. For a description of this agreement see the section of this proxy statement titled “Executive Compensation – Change in Control and Severance Agreements and Arrangements.”
RACHEL LENINGTON
Ms. Lenington, our former chief operating officer and chief development officer, departed the Company effective October 1, 2024 in connection with our reduction in force. Prior to her departure, she was subject to an employment letter agreement with us, which had been entered into in April 2021. The employment agreement had no specific term and provided that Ms. Lenington was an at-will employee.
In February 2024, our compensation committee approved an increase to Ms. Lenington’s annual base salary from $465,000 to $500,000, effective as of January 1, 2024.
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In connection with Ms. Lenington’s departure as chief operating officer and chief development officer in October 2024, she entered into a separation agreement and release with the Company, as well as a consulting agreement pursuant to which she agreed to provide advisory services through December 31, 2024. For a description of these agreements see the section of this proxy statement titled “Executive Compensation – Change in Control and Severance Agreements and Arrangements.”
CHANGE IN CONTROL AND SEVERANCE AGREEMENTS AND ARRANGEMENTS
CHANGE IN CONTROL AND SEVERANCE AGREEMENTS
In June 2021 we entered into change in control and severance agreements with Ms. Lenington and Mr. Worthington, in January 2022 we entered into an amended change in control and severance agreement with Dr. Litton and a change in control and severance agreement with Dr. Church, and, in May 2023 we entered into a change in control and severance agreement with Mr. Gengos. These agreements provide for certain severance and change in control benefits as described below. In connection with Mr. Gengos and Ms. Lenington’s separation from employment with us in October 2024, their change in control and severance agreements were superseded by their separation agreements and releases, which are described below.
If the employment of a named executive officer with whom we have entered into a change in control and severance agreement is terminated outside the period beginning one month prior to the date of a change in control and ending 12 months following that change in control (the Change in Control Period) either (1) by the Company without “cause” (excluding by reason of death or disability) or (2) by the named executive officer for “good reason” (as such terms are defined in the named executive officer’s change in control and severance agreement), the named executive officer will receive the following benefits if such named executive officer timely signs and does not revoke a release of claims in our favor:
•
a lump-sum payment equal to 9 months (or 12 months in the case of Dr. Litton or in the case of Mr. Gengos, in the event such termination occurred on or before the first anniversary of the commencement of Mr. Gengos’s employment) of the named executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction);

•
payment of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), for the named executive officer and his eligible dependents, if any, for up to 9 months (or up to 12 months for Dr. Litton); and

•
in the case of Dr. Litton, 25% accelerated vesting and exercisability of the shares subject to the stock option award granted to Dr. Litton on August 15, 2019, that are outstanding and unvested as of the date of such termination.

If, during the Change in Control Period, the employment of a named executive officer with whom we have entered into a change in control and severance agreement is terminated either (1) by the Company without cause (excluding by reason of death or disability) or (2) by the named executive officer for good reason, the named executive officer will receive the following benefits if the named executive officer timely signs and does not revoke a release of claims in our favor:
•
a lump-sum payment equal to 12 months (or 18 months in the case of Dr. Litton) of the named executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction) or if greater, at the level in effect immediately prior to the change in control;

•
a lump-sum payment equal to 100% (or 150% in the case of Dr. Litton) of the named executive officer’s target annual bonus as in effect for the fiscal year in which such termination occurs or if greater, at the level in effect immediately prior to the change in control;

•	payment of premiums for coverage under COBRA for the named executive officer and the named executive officer’s eligible dependents, if any, for up to 12 months (or up to 18 months for Dr. Litton); and
•
100% accelerated vesting and exercisability of all Company equity awards with service-based vesting (but that are not subject to performance-based vesting) that are outstanding and unvested as of the date of the qualifying termination.

In addition, the change in control and severance agreement with Dr. Litton provides for 100% accelerated vesting and exercisability of Company equity awards granted under our 2014 Equity Incentive Plan and held by Dr. Litton to the extent such awards are not assumed or substituted for by the successor corporation in a change in control.
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If any of the amounts provided for under these change in control and severance agreements or otherwise payable to the named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, the named executive officer would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the named executive officer. The change in control and severance agreements do not require us to provide any tax gross-up payments.
Under the change in control and severance agreement, “cause” generally means the named executive officer’s: indictment or conviction of any felony or any crime involving dishonesty or moral turpitude; participation in any fraud against us or other dishonesty which is not the result of an innocent or inadvertent mistake by the named executive officer with respect to us; willful violation of his obligations to us after there has been delivered to the named executive officer a written demand for performance from the board of directors; continued violation or breach of any material written Company policy, agreement with us, or any statutory or fiduciary duty to us after we have delivered to the named executive officer a written notification of such violation or breach; or damaging or misappropriating or attempting to damage or misappropriate any of our property, including intellectual property.
Under the change in control and severance agreement, “good reason” generally means that the named executive officer resigns from the Company within 30 days following the end of our cure period (discussed below) as a result of any of the following that occurs without his consent: a material reduction in the named executive officer’s duties or responsibilities that is inconsistent with his position, provided that a mere change of title alone will not constitute such a material reduction; the requirement that the named executive officer change his principal office to a facility that increases his commute by more than 40 miles from his commute to the location at which the named executive officer was employed prior to such change; or a material reduction in base salary or a material reduction in his employee benefits (other than (1) in connection with a general decrease in salary (or employee benefits, as applicable) of all similarly situated employees, and (2) following our change in control, to the extent necessary to make his salary (or employee benefits, as applicable) commensurate with those of our other employees or our successor entity or parent entity who are similarly situated with him). For a resignation to qualify as “good reason,” the named executive officer also must provide written notice within 90 days following the initial existence of the good reason condition, and we must have failed to materially remedy such event within 30 days after receipt of such notice.
ANDREW GENGOS SEPARATION AGREEMENT
Mr. Gengos, our former chief financial officer and chief business officer, separated from employment with the Company effective October 1, 2024 in connection with the reduction in force we conducted in 2024. Pursuant to a separation agreement and release entered into between us and Mr. Gengos, Mr. Gengos received the following severance payments and benefits: (i) a lump sum cash payment equal to 9 months’ base salary, or $363,750; (ii) reimbursement of premiums for continuing coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for him and his eligible dependents for up to 9 months, subject to his timely election and payment for continuing coverage under COBRA; and (iii) an additional lump sum cash payment in the amount of $2,500, intended to help cover the costs of outplacement services elected by him, but which may be used for any purpose. Mr. Gengos’s separation agreement and release provides for a release of claims in our favor and for certain customary covenants, including confidentiality and non-disparagement covenants.
RACHEL LENINGTON SEPARATION AGREEMENT AND CONSULTING AGREEMENT
Ms. Lenington, our former chief operating officer and chief development officer, separated from employment with the Company effective October 1, 2024 in connection with the reduction in force we conducted in 2024. Pursuant to a separation agreement and release entered into between us and Ms. Lenington, Ms. Lenington received the following severance payments and benefits: (i) a lump sum cash payment equal to 9 months’ base salary, or $375,000; (ii) reimbursement of COBRA premiums for her and her eligible dependents for up to 9 months, subject to her timely election and payment for continuing coverage under COBRA; and (iii) an additional lump sum cash payment in the amount of $2,500, intended to help cover the costs of outplacement services elected by her, but which may be used for any purpose. Ms. Lenington's separation agreement and release provides for a release of claims in our favor and for certain customary covenants, including confidentiality and non-disparagement covenants.
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Additionally, we and Ms. Lenington entered into a consulting agreement, effective as of October 1, 2024. The consulting agreement had a term from the effective date through the earlier of December 31, 2024 or earlier termination pursuant to its terms. During the consulting term, Ms. Lenington received a monthly fee of approximately $41,667 and her equity awards continued to vest pursuant to their terms. Ms. Lenington’s consulting arrangement with us terminated on December 31, 2024. Ms. Lenington’s consulting agreement provided for certain customary covenants, including confidentiality, intellectual property assignment, and indemnification covenants.
EQUITY AWARDS
TIME-BASED OPTIONS
In February 2024, our compensation committee approved, or recommended that our board of directors approve, grants of stock options under the 2020 Equity Incentive Plan (the “2020 Plan”) to our named executive officers. Dr. Church, Mr. Worthington, Mr. Gengos and Ms. Lenington were awarded stock options equal to 220,000, 220,000, 280,000, and 300,000 shares, respectively, which were scheduled to vest monthly over four years, subject to continued service with us through the applicable vesting date. In February 2024, our compensation committee recommended, and our board of directors approved, a grant of stock options under the 2020 Plan of 650,000 shares to Dr. Litton, which vests monthly over four years, subject to continued service with us through the applicable vesting date. Following the expiration of the applicable post-termination exercise period, such options granted to Mr. Gengos and Ms. Lenington are no longer outstanding.
RETENTION EQUITY AWARDS
In October 2024, our compensation committee approved, or recommended that our board of directors approve, the grant of retention equity awards under the 2020 Plan to each of Drs. Litton and Church and Mr. Worthington in the form of stock options and RSUs.
Our compensation committee awarded to each of Dr. Church and Mr. Worthington 110,000 stock options and 110,000 RSUs, and our board of directors awarded to Dr. Litton 325,000 stock options and 325,000 RSUs, which were scheduled to vest in accordance with the following schedule: one-third (1/3rd) of each award vested December 31, 2024 and one-third (1/3rd) of each award is scheduled to vest on June 30, 2025 and December 31, 2025, subject to continued service with us through the applicable vesting date.
In addition to the accelerated vesting provisions of our 2020 EIP described below, upon a Qualifying Merger (as defined in the applicable award agreement), each of the aforementioned retention equity awards will accelerate vesting in full, subject to the applicable named executive officer’s continued service to us through the date of such Qualifying Merger.
CERTAIN RSU AWARDS GRANTED IN PRIOR YEARS
Our compensation committee approved grants of 30,000 RSUs to each of Dr. Church, Mr. Worthington, and Ms. Lenington, and our board of directors approved a grant of 60,000 RSUs to Dr. Litton, in November 2021, and 10,000 RSUs to Mr. Gengos in May 2023, under the Company’s 2020 Equity Incentive Plan to provide additional performance incentives aligned with key strategic goals.
In December 2022, our compensation committee revised the vesting schedule of the RSU awards held by Dr. Church, Mr. Worthington, Ms. Lenington and Dr. Litton due to changed circumstances relating to the performance goals under the original vesting schedule (which revised vesting schedule was then applied to Mr. Gengos’s RSUs). At the time of such amendment, one third (1/3rd) of the number of shares subject to the RSU awards had vested upon the completion of the public readout of topline results of the Company’s ACT-AD Phase 2 clinical trial in June 2022. The original vesting schedule provided that an additional one third (1/3rd) of the number of shares subject to the RSU awards would vest at the completion of the public readout of topline results of the Company’s LIFT-AD Phase 2/3 clinical trial (the “LIFT-AD Readout”), and the remaining one third (1/3rd) of the number of shares subject to the RSU awards would be scheduled to vest six (6) months after the LIFT-AD Readout, in each case subject to the recipient’s continued service with us through the applicable vesting date. The vesting schedule was amended (or, for Mr. Gengos, applied) with respect to the remaining two-thirds (2/3rds) of the shares subject to the RSU awards that remained unvested at the time of the amendment, to provide that one third (1/3rd) of the number of shares subject to the RSU awards would vest at the date our compensation committee determined that enrollment of the Company’s LIFT-AD Phase 2/3 clinical trial had been completed (which occurred in January 2024), and the remaining one third (1/3rd) of the number of shares subject to the RSU awards would vest at the completion of the LIFT-AD Readout (which occurred in September 2024), in each case subject to the recipient’s continued service with us through the applicable vesting date.
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The RSU award agreements provided for 100% vesting acceleration in the event that, on or within 12 months following a Change in Control (within the meaning of the 2020 Equity Incentive Plan), the award recipient was terminated by the Company without “cause” (as defined in the recipient’s award agreement).
EQUITY INCENTIVE PLANS
Under our 2020 Equity Incentive Plan and our 2024 Inducement Equity Incentive Plan (the “Inducement Plan”), unless otherwise specified in an award agreement for a particular award, all unvested options, restricted stock units and other equity awards vest in full and, if applicable, become exercisable, and performance-based awards would be deemed achieved at 100% of target, upon a “change in control” (as defined in the applicable plan) of the Company or a merger of the Company with or into another corporation or entity, unless the option or award is assumed or substituted for by the acquiring entity, and to the extent exercisable, would terminate if not exercised within the applicable period.
All awards granted under our 2014 Equity Incentive Plan to our named executive officers are fully vested. Under our 2014 Equity Incentive Plan, in the event of a “corporate transaction” as defined thereunder, these outstanding awards may be assumed, continued or substituted for by the surviving or acquiring corporation, or the awards may be cancelled for no consideration or in exchange for such cash consideration as our board of directors deems appropriate, including that an option may be cancelled for a payment equal to the difference between the value the named executive officer would have received upon exercise of the option and the option exercise price.
Our board of directors or the compensation committee, as administrator of our equity incentive plans, has the authority to provide for the accelerated vesting of any or all outstanding equity awards under the plans.
CLAWBACK POLICY
In February 2023, our board of directors adopted an executive compensation recovery (“clawback”) policy (our “Clawback Policy”) applicable to our current and future former executive officers. This initial Clawback Policy provided us the right, within three years following the original filing date of the applicable financial statements, to recover certain compensation from executive officers in the event all or a portion of our financial statements were subject to a material negative restatement as the result of the gross negligence, intentional misconduct or fraud by an executive officer. We amended and restated our Clawback Policy in November 2023 to reflect the Nasdaq listing standards that became effective in October 2023 and again in September 2024. In accordance with the Nasdaq listing standard requirements, our amended and restated Clawback Policy provides that if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, then we must recover from the covered executives any excess compensation covered by the amended and restated Clawback Policy. The September 2024 amendment and restatement of our Clawback Policy expanded the Clawback Policy to apply in the event that we are required to retract or correct scientific results. This expansion provides that we must also recover from the covered executives any excess compensation covered by the amended and restated Clawback Policy in the event that we are required to retract a scientific publication or correct a material scientific finding in a scientific publication (as determined by our board of directors or compliance committee), where such retraction or correction is due to fraudulent or intentional misconduct, gross negligence, or a material violation of a Company policy or the policy of a scientific publication related to scientific integrity. As described in more detail in our amended and restated Clawback Policy, excess compensation generally is incentive-based compensation that exceeds the amount the individual otherwise would have received had the compensation been determined based on the restated amounts. Excess compensation generally is covered by the amended and restated Clawback Policy if it is received by an individual during our three completed fiscal years immediately prior to the date we determine an accounting restatement or a retraction or correction of scientific results is required (or a legally authorized body, such as a court, directs us to prepare an accounting restatement), if the amounts were received after the individual became an executive officer, and if he or she served as an executive officer during the applicable performance period (and only if the amounts were received after October 2, 2023).
Athira Pharma, Inc.	46	2025 Proxy Statement

Executive Compensation
EXECUTIVE INCENTIVE COMPENSATION PLAN
Our Executive Incentive Compensation Plan is administered by our board of directors or a committee appointed by our board of directors. Our Executive Incentive Compensation Plan allows us to grant incentive awards, generally payable in cash, to employees selected by the administrator, including our named executive officers, based upon any performance goals that may be established by the administrator.
Under our Executive Incentive Compensation Plan, the administrator will determine any performance goals applicable to an award, which goals may include, without limitation, attainment of research and development milestones; sales bookings; business divestitures and acquisitions; capital raising; cash flow; cash position; contract awards or backlog; corporate transactions; customer renewals; customer retention rates from an acquired company, subsidiary, business unit or division; earnings (which may include any calculation of earnings, including but not limited to earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation and amortization and net taxes); earnings per share; expenses; financial milestones; gross margin; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; leadership development or succession planning; license or research collaboration arrangements; market share; net income; net profit; net sales; new product or business development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; overhead or other expense reduction; patents; procurement; product defect measures; product release timelines; productivity; profit; regulatory milestones or regulatory-related goals; retained earnings; return on assets; return on capital; return on equity; return on investment; return on sales; revenue; revenue growth; sales results; sales growth; savings; stock price; time to market; total stockholder return; working capital; unadjusted or adjusted actual contract value; unadjusted or adjusted total contract value; and individual objectives such as peer reviews or other subjective or objective criteria. The performance goals may differ from participant to participant and from award to award. The administrator also may determine that a target award or portion of a target award will not have a performance goal associated with it but instead will be granted, if at all, as determined by the administrator.
The administrator of our Executive Incentive Compensation Plan, in its sole discretion and at any time, may increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to any bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in the discretion of the administrator. The administrator may determine the amount of any reduction on the basis of such factors as it deems relevant, and the administrator is not required to establish any allocation or weighting with respect to the factors it considers.
Actual awards generally will be paid in cash (or its equivalent) only after they are earned, and, unless otherwise determined by the administrator, a participant must be employed with us through the date the actual award is paid. The administrator of our Executive Incentive Compensation Plan reserves the right to settle an actual award with a grant of an equity award under our then-current equity compensation plan, which equity award may have such terms and conditions, including vesting, as determined by the administrator.
Payment of awards occurs as soon as administratively practicable after they are earned, but no later than the dates set forth in our Executive Incentive Compensation Plan.
Awards under our Executive Incentive Compensation Plan are subject to our amended and restated Clawback Policy, which we may revise from time to time to comply with applicable laws. The administrator also may impose such other clawback, recovery or recoupment provisions with respect an award under our Executive Incentive Compensation Plan as the administrator determines necessary or appropriate, including for example, reduction, cancellation, forfeiture or recoupment upon a termination of a participant’s employment for cause. Certain participants may be required to reimburse us for certain amounts paid under an award under our Executive Incentive Compensation Plan in connection with certain accounting restatements we may be required to prepare due to our material noncompliance with any financial reporting requirements under applicable securities laws, as a result of misconduct.
The administrator of our Executive Incentive Compensation Plan has the authority to amend, alter, suspend or terminate our Executive Incentive Compensation Plan, provided such action does not impair the existing rights of any participant with respect to any earned awards. Our Executive Incentive Compensation Plan will remain in effect until terminated in accordance with its terms.
Athira Pharma, Inc.	47	2025 Proxy Statement

Executive Compensation
2024 BONUS PROGRAM
In establishing the annual bonus program for fiscal 2024 under the Executive Incentive Compensation Plan, the board of directors determined that actual awards would be based upon achievement of corporate goals (the “Corporate Goals”) during the plan year. In addition, in October 2024, our compensation committee approved a cash retention bonus comprised of an increase in the 2024 achievement percentage of Corporate Goals, as determined by the compensation committee, by 25 percentage points.
The Corporate Goals related to completion of certain analyses with respect to a specified clinical trial (weighted 70%), completion of certain activities with respect to a specified clinical trial (weighted 15%), other scientific program achievements (weighted 5%) and other financial and business-related achievements (weighted 10%). In addition, the board of directors determined that achievement of certain stretch goals related to specific clinical trial activities and other scientific program achievements could be earned, provided that the maximum possible bonus payout under our Executive Incentive Compensation Plan for 2024 was intended to be 140% of the applicable participant’s target bonus opportunity.
Under the Company’s annual bonus program, payments are made based on our performance with respect to each of the Corporate Goals and individual performance measures, if any, to the extent to which each objective was achieved for the year, subject to discretion reserved to the administrator and continued employment of the participant through the date of payment. In January 2025, our compensation committee determined that the 2024 Corporate Goals had been partially achieved at an 90% achievement rate, resulting in a Corporate Goals achievement rate of 115% when combined with the 25 percentage point increase comprising the aforementioned retention bonus. The annual bonuses awarded to our named executive officers for 2024 are set forth in the “2023-2024 Summary Compensation Table” above.
EQUITY GRANTING PRACTICES
Our board of directors or compensation committee, as applicable, does not grant equity awards on a predetermined schedule. Our grant committee, which consists of certain members of management and which has been delegated prescribed authority to grant equity awards to certain non-executive officer service providers, approves equity awards in advance, and such awards generally become effective on the first trading day of the following month. Awards to our non-employee directors are granted automatically pursuant to our outside director compensation policy. We have not granted, nor do we intend to grant, stock options in anticipation of the release of material, nonpublic information, and we have not taken, nor do we intend to take, material nonpublic information into account when determining the terms of stock options. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information for the purpose of affecting the value of executive compensation or for any other purpose.
Athira Pharma, Inc.	48	2025 Proxy Statement

Executive Compensation
The table below sets forth certain information regarding the grants of option awards to our named executive officers which occurred within the period beginning four business days before the filing of a Form 10-Q, Form 10-K, or the filing or furnishing of a Form 8-K that discloses material nonpublic information (other than an Item 5.02(e) Form 8-K that discloses a material new option award grant) and ending one business day after the filing or furnishing of such report, as required by Item 402(x) of Regulation S-K.

Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/share)	Grant date fair value of the award(1)
Percentage
change
in the closing market
price of the
securities underlying
the award between
the trading day
ending immediately
prior to the
disclosure of
material nonpublic
information and the
trading day
beginning immediately
following the
disclosure of
material nonpublic
information

Mark Litton	February 15, 2024	650,000	$3.66	$1,885,000.00	0%(2)
Mark Litton	October 3, 2024	325,000	$0.4257	$106,407.93	(1.45)%(3)
Mark Worthington	October 1, 2024	110,000	$0.4499	$38,033.82	(1.45)%(3)
Kevin Church	October 1, 2024	110,000	$0.4499	$38,033.82	(1.45)%(3)

(1)
In accordance with SEC rules, amounts in this column reflect the aggregate grant date fair value of stock options computed in accordance with ASC Topic 718, rather than the amounts paid or realized by the named executive officer. For a discussion of valuation assumptions, see Note 9 and the section titled “Stock-based Compensation” to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(2)	Calculated using the closing price of our common stock on NASDAQ on February 22, 2024 and February 23, 2024, of $3.93 and $3.93, per share, respectively.
(3)	Calculated using the closing price of our common stock on NASDAQ on October 7, 2024 and October 8, 2024, of $0.429 and $0.4228, per share, respectively.
Athira Pharma, Inc.	49	2025 Proxy Statement

Security Ownership of Certain
Beneficial Owners and Management
The following table sets forth the beneficial ownership of our common stock as of February 28, 2025 by:
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The percentage of beneficial ownership shown in the table is based upon 39,042,445 shares of common stock outstanding as of February 28, 2025.
Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules take into account shares of common stock issuable pursuant to the exercise or conversion of stock options or warrants or convertible notes that are either immediately exercisable or convertible or exercisable or convertible on or before the 60th day after February 28, 2025. Certain of the options granted to our executive officers may be exercised prior to the vesting of the underlying shares. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011.
Athira Pharma, Inc.	50	2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

	Shares Beneficially Owned
	Number of Shares	Percentage (%)
5% AND GREATER STOCKHOLDERS:
Perceptive Life Sciences Master Fund Ltd.(1)	5,402,964	13.8
BML Investment Partners, L.P.(2)	3,027,163	7.8
Richard A. Kayne(3)	1,983,668	5.1
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Mark Litton(4)	1,443,437	3.6
Kevin Church(5)	517,161	1.3
Mark Worthington(6)	533,233	1.4
Andrew Gengos(7)	97,532	*
Rachel Lenington(8)	20,870	*
Joseph Edelman(9)	5,479,348	14.0
John M. Fluke, Jr.(10)	224,999	*
James A. Johnson(11)	81,384	*
Barbara Kosacz(12)	62,513	*
Kelly A. Romano(13)	143,228	*
Grant Pickering(14)	77,892	*
Michael Panzara(15)	50,953	*
ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (12 PERSONS)(16)	9,039,206	21.6

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)
Based on the Schedule 13D/A filed with the SEC on October 31, 2024. Consists of 5,402,964 shares held of record by Perceptive Life Sciences Master Fund Ltd. (“Perceptive”). The business address of Perceptive is 51 Astor Place, 10th Floor, New York, NY 10003. Perceptive Advisors LLC serves as the investment manager of Perceptive. Joseph Edelman is the managing member of Perceptive Advisors LLC and he may be deemed to beneficially own the shares held by Perceptive.

(2)
Based on the Schedule 13G filed with the SEC on February 14, 2025. Consists of 2,775,885 shares held of record by BML Investment Partners, L.P. and 251,278 shares for which Braden M Leonard holds sole voting and dispositive power. The address and principal office of BML Investment Partners, L.P. is 65 E Cedar, Suite 2, Zionsville, IN 46077.

(3)
Based on the Schedule 13G filed with the SEC on April 20, 2023. Consists of 1,983,468 shares held of record by Richard A. Kayne and 200 shares for which Richard A. Kayne holds sole voting and dispositive power. The business address of Richard A. Kayne is 1800 Avenue of the Stars, Third Floor, Los Angeles, CA 90067.

(4)
Consists of 242,591 shares held of record by Dr. Litton, 6,563 shares held by Irrevocable Trust of OSL, 6,563 shares held by Irrevocable Trust of SWL, and 6,563 shares held by Irrevocable Trust of WGL, each irrevocable trust is for the benefit of Dr. Litton’s children, and options to purchase 1,181,157 shares that are exercisable within 60 days of February 28, 2025.

(5)	Consists of 130,761 shares held by Dr. Church and options to purchase 386,400 shares that are exercisable within 60 days of February 28, 2025.
(6)	Consists of 83,724 shares held by Mr. Worthington and options to purchase 449,498 shares that are exercisable within 60 days of February 28, 2025.
(7)
Mr. Gengos ceased to be Athira’s chief business officer and chief financial officer on October 1, 2024 and is no longer an executive officer of Athira. Consists of 97,532 shares held by Mr. Gengos as reported on Form 4 filed with the SEC on September 5, 2024. We have limited information about Mr. Gengos’ transactions in Athira’s securities following October 1, 2024

(8)
Ms. Lenington ceased to be Athira’s chief operating officer and chief development officer on October 1, 2024 and is no longer an executive officer of Athira. Consists of 20,870 shares held by Ms. Lenington as reported on Form 4 filed with the SEC on September 5, 2024. We have limited information about Ms. Lenington’s transactions in Athira’s securities following October 1, 2024

(9)	Consists of the shares referenced in footnote (1) above and options to purchase 76,384 shares that are exercisable within 60 days of February 28, 2025.
(10)
Consists of 3,731 shares held of record by Fluke Capital Management, L.P., 144,884 shares held by Mr. Fluke, and options to purchase 76,384 shares that are exercisable within 60 days of February 28, 2025.

(11)	Consists of 5,000 shares held by Mr. Johnson and options to purchase 76,384 shares that are exercisable within 60 days of February 28, 2025.
Athira Pharma, Inc.	51	2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
(12)	Consists of options held by Ms. Kosacz to purchase 62,513 shares that are exercisable within 60 days of February 28, 2025.
(13)	Consists of 80,715 shares held by Ms. Romano and options to purchase 62,513 shares that are exercisable within 60 days of February 28, 2025.
(14)	Consists of 25,783 shares held by Mr. Pickering and options to purchase 52,109 shares that are exercisable within 60 days of February 28, 2025.
(15)	Consists of options held by Dr. Panzara to purchase 50,953 shares that are exercisable within 60 days of February 28, 2025.
(16)	Consists of 6,265,418 shares held by our current directors and executive officers as a group and options to purchase 2,773,788 shares that are exercisable within 60 days of February 28, 2025.
Athira Pharma, Inc.	52	2025 Proxy Statement

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes information about our equity compensation plans as of December 31, 2024. All outstanding awards relate to our common stock.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity compensation plans approved by security holders:
2014 Equity Incentive Plan	183,987	$1.26	—
2020 Equity Incentive Plan	9,650,984(1)	$6.36(2)	1,666,381
2020 Employee Stock Purchase Plan	—	—	1,338,444
Equity compensation plans not approved by security holders:
2024 Inducement Equity Incentive Plan	400,000	$2.06	350,000
Total	10,234,971		3,354,825

(1)	Includes both 9,028,323 outstanding options and 622,661 outstanding, unvested time-based and performance restricted stock units.
(2)
Represents the outstanding options’ weighted-average exercise price and does not take into account the shares issuable upon vesting of outstanding time-based and performance restricted stock units, which do not have an exercise price.

(3)
Our 2020 Equity Incentive Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each fiscal year, equal to the least of: (1) 3,230,000 shares; (2) 5% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; and (3) such lesser number of shares determined by the board of directors. Our 2020 Employee Stock Purchase Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each fiscal year, equal to the least of: (1) 1% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; (2) 646,000 shares; and (3) such lesser number of shares determined by the board of directors.

In February 2024, our board of directors adopted the Inducement Plan, and, subject to the adjustment provisions of the Inducement Plan, reserved 750,000 shares of our common stock for issuance pursuant to equity awards granted under the Inducement Plan. The Inducement Plan was adopted without stockholder approval pursuant to Nasdaq Rule 5635(c)(4). The Inducement Plan provides for the grant of equity-based awards, including nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards, and its terms are substantially similar to our 2020 Equity Incentive Plan, including with respect to treatment of equity awards in the event of a “Change in Control” (as defined under the Inducement Plan) of the Company or a merger of the Company with or into another corporation or entity, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception. However, the 2020 Equity Incentive Plan permits certain exchange programs (including repricings) without stockholder approval, while our Inducement Plan does not permit such exchange programs.
Athira Pharma, Inc.	53	2025 Proxy Statement

Related Person Transactions
The following is a summary of transactions since January 1, 2023 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, promoters or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this proxy statement titled “Executive Compensation.”
RELATED-PERSON TRANSACTIONS POLICY
We have a formal, written policy that our executive officers, directors (including director nominees), holders of more than 5% of any class of our voting securities and any member of the immediate family of or any entities affiliated with any of the foregoing persons, are not permitted to enter into a related-person transaction with us without the prior approval or, in the case of pending or ongoing related-person transactions, ratification of our audit committee. For purposes of our policy, a related-person transaction is a transaction, arrangement or relationship where we were, are or will be involved and in which a related-person had, has or will have a direct or indirect material interest.
Certain transactions with related persons, however, are exempted from pre-approval including, but not limited to:
•	compensation of our executive officers and directors that is otherwise disclosed in our public filings with the SEC;
•	compensation, benefits and other transactions available to all of our employees generally;
•	transactions where a related-person’s interest derives solely from his or her service as a director of another entity that is a party to the transaction;
•	transactions where a related-person’s interest derives solely from his or her ownership of less than 10% of the equity interest in another entity that is a party to the transaction; and
•	transactions where a related-person’s interest derives solely from his or her ownership of a class of our equity securities and all holders of that class received the same benefit on a pro rata basis.
No member of the audit committee may participate in any review, consideration or approval of any related-person transaction where such member or any of his or her immediate family members is the related-person. In approving or rejecting the proposed agreement or transaction, our audit committee shall consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to:
•	the benefits and perceived benefits to us;
•	the materiality and character of the related-person’s direct and indirect interest;
•	the availability of other sources for comparable products or services;
•	the terms of the transaction; and
•	the terms available to unrelated third parties under the same or similar circumstances.
INVESTORS’ RIGHTS AGREEMENT
We entered into an investors’ rights agreement on May 29, 2020 with certain of our stockholders, including Dr. Litton, our president and chief executive officer and a member of our board of directors, Mark Worthington, our general counsel, chief compliance officer and corporate secretary, Fluke Capital Management, L.P., of which John M. Fluke, Jr., a member of our board of directors, has a beneficial ownership interest, and Perceptive Life Sciences Master Fund Ltd., of which Joseph Edelman, a member of our board of directors, has a beneficial ownership interest. Pursuant to the terms of the investors’ rights agreement, such holders were entitled to rights with respect to the registration of their outstanding shares, which rights expired pursuant to the terms of the investors’ rights agreement on the third anniversary of the Company’s initial public offering.
Athira Pharma, Inc.	54	2025 Proxy Statement

Related Person Transactions
OTHER TRANSACTIONS
We have entered into employment offer letters and change in control and severance agreements with our executive officers. For a description of these agreements with our named executive officers, see the section of this proxy statement titled “Executive Compensation – Executive Employment Arrangements.”
We have granted stock options and/or restricted stock units, and issued common stock in connection therewith as applicable, to our executive officers and our non-employee directors. For a description of these grants and issuances, see the sections of this proxy statement titled “Board of Directors and Corporate Governance – Director Compensation” and “Executive Compensation.”
We have entered into indemnification agreements with our directors and executive officers which provide for the indemnification for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of us, or any of our subsidiaries, by reason of any action or inaction by them while serving as a director, officer, employee, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of us or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.
Athira Pharma, Inc.	55	2025 Proxy Statement

Other Matters
AVAILABILITY OF BYLAWS
A copy of the Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
2024 ANNUAL REPORT
Our financial statements for our fiscal year ended December 31, 2024, are included in our Annual Report on Form 10-K, filed with the SEC on February 27, 2025, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.athira.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Investor Relations.
Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
* * *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
THE BOARD OF DIRECTORS
Bothell, Washington
April [•], 2025
Athira Pharma, Inc.	56	2025 Proxy Statement

Annex A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ATHIRA PHARMA, INC.
Athira Pharma, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:
1. The Company was originally incorporated under the name of M3 Biotechnology, Inc., and the original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on October 27, 2015.
2. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors of the Company (the “Board of Directors”) and the stockholders of the Company.
3. Section 1 of Article IV of the Amended and Restated Certificate of Incorporation of the Company, as amended, is hereby amended and restated in its entirety to read as follows:
“Section 1. Effective immediately upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), each five (5) shares of Common Stock of the Company, par value $0.0001 per share, that are issued and outstanding or held in treasury on the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company, par value $0.0001 per share, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued upon the Reverse Stock Split.
This Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 280,000,000 shares, of which 180,000,000 shares are Common Stock, $0.0001 par value per share, and 100,000,000 shares are Preferred Stock, $0.0001 par value per share.”
4. This Certificate of Amendment shall become effective on [•], 2025 at [•]. Eastern Time.
IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, to be signed by a duly authorized officer of the Company, on [•], 2025.

ATHIRA PHARMA, INC.

Mark Litton President and Chief Executive Officer

Athira Pharma, Inc.	A-1	2025 Proxy Statement

Annex B
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ATHIRA PHARMA, INC.
Athira Pharma, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:
1. The Company was originally incorporated under the name of M3 Biotechnology, Inc., and the original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on October 27, 2015.
2. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors of the Company (the “Board of Directors”) and the stockholders of the Company.
3. Section 1 of Article IV of the Amended and Restated Certificate of Incorporation of the Company, as amended, is hereby amended and restated in its entirety to read as follows:
“Section 1. Effective immediately upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), each ten (10) shares of Common Stock of the Company, par value $0.0001 per share, that are issued and outstanding or held in treasury on the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company, par value $0.0001 per share, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued upon the Reverse Stock Split.
This Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 190,000,000 shares, of which 90,000,000 shares are Common Stock, $0.0001 par value per share, and 100,000,000 shares are Preferred Stock, $0.0001 par value per share.”
4. This Certificate of Amendment shall become effective on [•], 2025 at [•]. Eastern Time.
IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, to be signed by a duly authorized officer of the Company, on [•], 2025.

ATHIRA PHARMA, INC.

Mark Litton President and Chief Executive Officer

Athira Pharma, Inc.	B-1	2025 Proxy Statement

Annex C
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ATHIRA PHARMA, INC.
Athira Pharma, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:
1. The Company was originally incorporated under the name of M3 Biotechnology, Inc., and the original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on October 27, 2015.
2. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors of the Company (the “Board of Directors”) and the stockholders of the Company.
3. Section 1 of Article IV of the Amended and Restated Certificate of Incorporation of the Company, as amended, is hereby amended and restated in its entirety to read as follows:
“Section 1. Effective immediately upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), each fifteen (15) shares of Common Stock of the Company, par value $0.0001 per share, that are issued and outstanding or held in treasury on the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company, par value $0.0001 per share, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued upon the Reverse Stock Split.
This Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 160,000,000 shares, of which 60,000,000 shares are Common Stock, $0.0001 par value per share, and 100,000,000 shares are Preferred Stock, $0.0001 par value per share.”
4. This Certificate of Amendment shall become effective on [•], 2025 at [•]. Eastern Time.
IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, to be signed by a duly authorized officer of the Company, on [•], 2025.

ATHIRA PHARMA, INC.

Mark Litton President and Chief Executive Officer

Athira Pharma, Inc.	C-1	2025 Proxy Statement

Annex D
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ATHIRA PHARMA, INC.
Athira Pharma, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:
1. The Company was originally incorporated under the name of M3 Biotechnology, Inc., and the original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on October 27, 2015.
2. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors of the Company (the “Board of Directors”) and the stockholders of the Company.
3. Section 1 of Article IV of the Amended and Restated Certificate of Incorporation of the Company, as amended, is hereby amended and restated in its entirety to read as follows:
“Section 1. Effective immediately upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), each twenty (20) shares of Common Stock of the Company, par value $0.0001 per share, that are issued and outstanding or held in treasury on the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company, par value $0.0001 per share, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued upon the Reverse Stock Split.
This Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 145,000,000 shares, of which 45,000,000 shares are Common Stock, $0.0001 par value per share, and 100,000,000 shares are Preferred Stock, $0.0001 par value per share.”
4. This Certificate of Amendment shall become effective on [•], 2025 at [•]. Eastern Time.
IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, to be signed by a duly authorized officer of the Company, on [•], 2025.

ATHIRA PHARMA, INC.

Mark Litton President and Chief Executive Officer

Athira Pharma, Inc.	D-1	2025 Proxy Statement

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATHA2025**

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V68412-P30196

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATHIRA PHARMA, INC.

The Board of Directors recommends you vote FOR ALL the following:

Vote on Directors

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Joseph Edelman
02) John M. Fluke, Jr.
03) Grant Pickering

Vote on Proposals

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR ALL on item 1 and FOR on items 2 and 3. If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in this proxy are authorized to vote in their discretion.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V68413-P30196

ATHIRA PHARMA, INC.
Annual Meeting of Stockholders
May 29, 2025 8:00 AM PT
Via the internet at www.virtualshareholdermeeting.com/ATHA2025
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Mark Litton, Robert Renninger and Mark Worthington, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Athira Pharma, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM PT on May 29, 2025, as a virtual meeting via live webcast on the internet, and any adjournment or postponement thereof. To attend the meeting via the internet, please visit www.virtualshareholdermeeting.com/ATHA2025 and have the information that is printed in the box marked by the arrow available and follow the instructions.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE